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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a 12

TRUE RELIGION APPAREL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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TRUE RELIGION APPAREL, INC.
2263 E. Vernon Avenue
Vernon, California 90058
(323) 266-3072

April 14, 2009

Dear Stockholder:

        Our Annual Meeting of stockholders will be held at our corporate headquarters located at 2263 E. Vernon Avenue, Vernon, California 90058, at 10:00 a.m., local time, on May 20, 2009. The formal notice for our Annual Meeting and our Proxy Statement are attached.

        Each of the proposals to be presented at our Annual Meeting is described in the attached notice of our Annual Meeting and Proxy Statement. We encourage you to carefully review our Proxy Statement, which discusses each of the proposals in more detail.

        Your vote is important. Whether or not you plan to attend the meeting, it is important that your shares of common stock be represented and voted at our Annual Meeting. Instructions on the enclosed proxy card will tell you how to cast your vote. The accompanying Proxy Statement explains more about proxy voting. Please read it carefully.

        We look forward to seeing you on May 20, 2009.

                      Sincerely,

                      Jeffrey Lubell
                      Chairman of the Board, Chief Executive Officer and Chief Merchant

TRUE RELIGION APPAREL, INC.
2263 E. Vernon Avenue
Vernon, California 90058
(323) 266-3072

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. local time on May 20, 2009
PLACE	2263 E. Vernon Avenue Vernon, California 90058
ITEMS OF BUSINESS	(1) To elect six members of the Board of Directors to serve for the ensuing year or until their successors are duly elected and qualified.
(2) To approve our 2009 Equity Incentive Plan.
(3) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.
(4) To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
RECORD DATE	You can vote if, at the close of business on March 23, 2009, you were a holder of record of our common stock.
PROXY VOTING
All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote promptly by signing and returning the enclosed proxy card or, if you hold your shares in street name, by accessing the World Wide Web site indicated on the voting instructions accompanying your proxy card to vote via the Internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 20, 2009

The Notice of Meeting, proxy statement and proxy card are available at http://www.truereligionbrandjeans.com/proxy.

April 14, 2009
Peter F. Collins Chief Financial Officer and Assistant Secretary

TRUE RELIGION APPAREL, INC.
2263 E. Vernon Avenue
Vernon, California 90058
(323) 266-3072

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 20, 2009

        These proxy materials are delivered in connection with the solicitation by the Board of Directors (referred to as the "Board") of True Religion Apparel, Inc., a Delaware corporation (referred to as the "Company," "we" or "us"), of proxies to be voted at our 2009 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournments or postponements thereof.

        You are invited to attend the Annual Meeting on May 20, 2009 at our corporate headquarters located at 2263 E. Vernon Avenue, Vernon, California 90058, beginning at 10:00 a.m. local time.

        This Proxy Statement and form of proxy are being mailed to stockholders commencing on or about April 15, 2009. Our 2008 Annual Report, which is not part of the proxy solicitation materials, is also enclosed.

Q.    Who is entitled to vote at the Annual Meeting?

A.
Holders of record of our common stock at the close of business on March 23, 2009 are entitled to vote at the Annual Meeting, which we refer to as the "Record Date." As of the Record Date, there were 25,354,886 shares of our common stock outstanding and approximately 66 holders of record. Stockholders are entitled to cast one vote per share on each matter presented for consideration and action at the Annual Meeting.

Q.    What is the purpose of the Annual Meeting?

A.
At the Annual Meeting, stockholders will consider and vote upon the following matters:

•
Election of six directors to our Board of Directors;

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Approval of our 2009 Equity Incentive Plan;

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Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

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Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Q.    How does the Board of Directors recommend that I vote?

A.
Our Board of Directors recommends that you vote:

•
"FOR" the election of the Company's nominees to the Board of Directors;

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"FOR" approval of our 2009 Equity Incentive Plan; and

•
"FOR" ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2009.

Q.    How can I vote my shares in person at the Annual Meeting?

A.
If your shares are registered directly in your name with the American Stock Transfer and Trust Company, our "Transfer Agent," you are considered the stockholder of record with respect to those shares and the proxy materials, including the proxy card, are being sent directly to you by the Company. As the stockholder of record, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you decide later not to attend the Annual Meeting.

  Most of our stockholders hold their shares in street name through a broker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your broker, bank or nominee to obtain a legal proxy, and you will need to bring it to the Annual Meeting in order to vote in person.

Q.    How can I vote my shares without attending the Annual Meeting?

A.
Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. For shares held through a broker, bank or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed and as the proxy holders may determine within their discretion with respect to any other matters that properly come before the Annual Meeting.

  A number of brokerage firms and banks offer Internet voting options. Specific instructions to be followed by owners of shares of common stock held in street name are set forth on the voting instruction card accompanying your proxy card. The Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from telephone companies and Internet access providers that must be borne by the stockholder.

Q.    What happens if additional matters are presented at the Annual Meeting?

A.
Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxies, Peter F. Collins and Michael F. Buckley, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q.    What happens if I do not give specific voting instructions?

A.
If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement, and, with respect to any other matters that properly come before the Annual Meeting, as the proxy holders may determine in their discretion.

  If you hold your shares through a broker, bank or other nominee and you do not provide your broker with specific voting instructions, your broker may vote your shares on routine matters, but not on non-routine matters. As a result:

  •
  Your broker may vote your shares without your instructions with respect to Item 1 (election of directors) and Item 3 (ratification of independent registered public accounting firm) because these matters are considered routine.

  •
  Your broker will not vote your shares without your instructions with respect to Item 2 (approval of our 2009 Equity Incentive Plan) because this matter is considered non-routine.

  As the items of business to be acted upon at the Annual Meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes "FOR" the election of the Company's nominees to the Board of Directors and ratification of the Company's independent registered public accounting firm, but will NOT vote on Item 2 (approval of our 2009 Equity Incentive Plan) without your instructions, which is referred to as "broker non-votes." In tabulating the voting result for any particular item, broker non-votes are not considered votes cast affirmatively or negatively on that item.

Q.    What happens if I abstain?

A.
For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.

Q.    What is the quorum requirement for the Annual Meeting?

A.
A majority of the Company's outstanding shares as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, if you:

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are present and vote at the Annual Meeting; or

•
properly submit a proxy card or vote over the Internet.

  Broker non-votes are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

Q.    How can I change my vote after I return my proxy card?

A.
You can revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may do this by:

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written notice to the Assistant Secretary of the Company;

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timely delivery of a valid, later dated proxy or a later dated vote on the Internet; or

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if you are a record holder, voting by ballot at the Annual Meeting.

Q.    What is the voting requirement to approve each of the items?

A.	Item 1—Election of directors	The persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected
	Item 2—Approval of 2009 Equity Incentive Plan	To be approved by the stockholders, this item must receive the affirmative "FOR" vote of a majority of the votes cast on this item at the Annual Meeting
	Item 3—Ratification of appointment of independent registered public accounting firm	To be approved by the stockholders, this item must receive the affirmative "FOR" vote of a majority of the votes cast on this item at the Annual Meeting

Q.    Where can I find the voting results of the Annual Meeting?

A.
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by our Transfer Agent and Inspector of Elections and published in our Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2009.

Q.    How can I obtain a separate set of proxy materials?

A.
To reduce the expense of delivering duplicate proxy materials to our stockholders who may have more than one common stock account, we are delivering only one set of the 2008 Annual Report and the Proxy Statement to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the proxy materials for each of these stockholders. If you share an address with another stockholder and have received only one set of proxy materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us to request future delivery of a single copy of these materials. You may contact us regarding these matters by writing or calling us at:

  True Religion Apparel, Inc.
  2263 E. Vernon Avenue
  Vernon, California 90058
  (323) 266-3072
  Attn: Chief Financial Officer

Q.    Who pays for the cost of this proxy solicitation?

A.
We will pay the costs of the solicitation of proxies. We may reimburse brokerage firms and other persons for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

Q.
Can I access the Notice of Annual Meeting, Proxy Statement and 2008 Annual Report on the internet?

A.
The Notice of Annual Meeting, Proxy Statement and 2008 Annual Report are available on our website at http://www.truereligionbrandjeans.com/proxy.

Q.    Is there a list of stockholders entitled to vote at the Annual Meeting?

A.
The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose relevant to the

  Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices by contacting the Assistant Secretary of the Company.

Q.
What is the deadline to propose actions for consideration at next year's annual meeting?

A.
Any stockholder who intends to present a proposal at the 2010 annual meeting for inclusion in our Proxy Statement and proxy card relating to our 2010 annual meeting must submit his, her or its proposal to True Religion Apparel, Inc., c/o Office of Assistant Secretary, 2263 E. Vernon Avenue, Vernon, California 90058, by December 2, 2009. The rules and regulations of the U.S. Securities and Exchange Commission, which we refer to as the "SEC," provide that if the date of the Company's 2010 annual meeting is advanced or delayed more than 30 days from the date of the 2009 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2010 annual meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2010 annual meeting. Upon determination by the Company that the date of the 2010 annual meeting will be advanced or delayed by more than 30 days from the date of the 2009 Annual Meeting, the Company will disclose that change in the earliest possible Quarterly Report on Form 10-Q.

  If a stockholder intends to present a proposal at our 2010 annual meeting, but does not intend to have it included in our Proxy Statement, the proposal must be delivered to our Assistant Secretary no earlier than January 20, 2010, and no later than February 19, 2010. If the date of our 2010 annual meeting is advanced or delayed by more than 30 days from the date of the 2009 Annual Meeting, the proposal must be delivered by the close of business on the tenth day following the day we publicly announce the date of our 2010 annual meeting. Furthermore, if a stockholder who presents a proposal (or a qualified representative of that stockholder) does not appear at the annual meeting of stockholders to present the proposal, the proposal will be disregarded, notwithstanding that proxies in respect of the proposal may have been received by the Company.

Q.    How do I recommend a candidate for election as a director?

A.
Stockholders who wish to recommend a candidate for election as a director at our 2010 annual meeting must submit their recommendations no earlier than February 17, 2010, and no later than March 19, 2010. Stockholders may recommend candidates for consideration by the Board of Directors' Nominating and Corporate Governance Committee by providing written notice to True Religion Apparel, Inc., c/o Office of Assistant Secretary, 2263 E. Vernon Avenue, Vernon, California 90058. The written notice must provide the candidate's name, age, business and residence addresses, biographical data, including principal occupation, qualifications, the number and class of our shares, if any, beneficially owned by the candidate, and all other information regarding candidates required by Section 14 of the Securities Exchange Act of 1934, as amended, which we refer to as the "Exchange Act," and the rules and regulations promulgated thereunder. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any stockholder recommendation. Any stockholder who wishes to recommend a nominee for election as director must also provide his, her or its name and address, the number and class of shares beneficially owned by the stockholder, a description of all arrangements or understandings relating to the nomination among the stockholder making the nomination, the proposed nominee and any other person or persons (including their names), and all other information regarding the stockholder required by Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Q.    How can I communicate with the Board of Directors?

A.
Stockholders may communicate with the Board of Directors by sending a letter to the Board of Directors of True Religion Apparel, Inc., c/o Office of Assistant Secretary, 2263 E. Vernon

  Avenue, Vernon, California 90058. Each communication must contain a clear notation indicating that it is a "Stockholder—Board Communication" or "Stockholder—Director Communication," and each communication must identify the author as a stockholder. The office of the Assistant Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business, or is similarly inappropriate. The office of the Assistant Secretary has authority to discard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications.

ITEM 1:    ELECTION OF DIRECTORS

        Our Board of Directors consists of six members, five of whom are independent within the director independence standards of the NASDAQ Global Market, or NASDAQ. On the recommendation of our Nominating and Governance Committee, we are proposing to re-elect all of the existing Board members. Consequently, at the Annual Meeting, a total of six directors will be elected to hold office until the 2010 annual meeting of stockholders or until their successors have been elected and qualified.

Vote Required

        The six director nominees receiving the most votes at the Annual Meeting will be elected. The Board recommends that you vote "FOR" the election of each of the nominees listed below.

        Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six nominees named below. If any of our nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders.

        The Board proposes the election of the following nominees as directors:

Jeffrey Lubell Joseph Coulombe Robert L. Harris, II	Marcello Bottoli G. Louis Graziadio, III Mark S. Maron

        If elected, the foregoing six nominees are expected to serve until the 2010 annual meeting of stockholders. The six nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

        The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

        The following tables set forth certain information with respect to our directors and officers. The following persons serve as our directors:

Directors	Age	Present Position
Jeffrey Lubell	53	Chairman of the Board, Chief Executive Officer and Chief Merchant
Marcello Bottoli	47	Director
Joseph Coulombe	78	Director
G. Louis Graziadio, III	59	Director
Robert L. Harris, II	50	Director
Mark S. Maron	53	Director

        The following persons serve as our executive officers:

Executive Officers	Age	Present Position
Jeffrey Lubell	53	Chairman of the Board, Chief Executive Officer and Chief Merchant
Michael F. Buckley	45	President
Peter F. Collins	44	Chief Financial Officer
Kelly Gvildys	46	Senior Vice President, Operations

        Our executive officers are appointed by and serve at the discretion of the Board. There are no family relationships between any director and any executive officer.

        Jeffrey Lubell, age 53, has served as our Chairman of the Board of Directors, Chief Executive Officer and Chief Merchant since June 2003. Mr. Lubell is also Chief Executive Officer of our wholly owned subsidiary company, Guru Denim, Inc., a company founded by Mr. Lubell in November 2002. From 2001 to May 2002, Mr. Lubell was the President and Creative Director (Men's) of Hippie Jeans based in Commerce, California, where Mr. Lubell was responsible for creative design concepts and establishing and managing the company's presence at national and regional trade shows. From 1998 to 2001, Mr. Lubell was the Vice President and Creative Director of Jefri Jeans & Bella Dahl based in Los Angeles, California. From 1978 to 1998, Mr. Lubell was the President and CEO of Jeffrey Lubell Textiles, based in Los Angeles, California, a textile design and distribution firm that Mr. Lubell founded.

        Marcello Bottoli, age 47, was appointed as a Director in March 2009. Mr. Bottoli served as Chief Executive Officer of Samsonite Corporation from March 2004 through January 2009. From September 2001 until March 2004, Mr. Bottoli served as division Chief Executive Officer at Louis Vuitton Malletier S.A. Prior to Louis Vuitton, Mr. Bottoli was Executive Vice President of Reckitt Benckiser PLC. Mr. Bottoli currently serves on the board of directors of International Flavors & Fragrances, Inc. (NYSE:IFF), a global creator of flavors and fragrances, and Ratti SpA, an Italian fashion textile company.

        Joseph Coulombe, age 78, has been a Director since May 2005. Mr. Coulombe has been engaged in independent management consulting since April 1995. Previously, he was employed in an executive capacity by several retailing and grocery businesses, and as an independent business consultant. From February 1995 to April 1995, Mr. Coulombe served as President and Chief Executive Officer of Sport Chalet, Inc., a sporting goods retailer. From February 1994 to January 1995, Mr. Coulombe served as Chief Executive Officer of Provigo Corp., a wholesale and retail grocer. Mr. Coulombe is the founder of Trader Joe's, a specialty food grocery chain, and served as its Chief Executive Officer from 1957 to 1989. Mr. Coulombe also serves as a member of the Board of Directors of Cost Plus, Inc.

        G. Louis Graziadio, III, age 59, has been a Director since May 2005. Mr. Graziadio is President and Chief Executive Officer of Second Southern Corp., the managing partner of Ginarra Partners,

L.L.C., a closely-held California company involved in a wide range of investments and business ventures. He is also Chairman of the Board and Chief Executive Officer of Boss Holdings, Inc., a distributor of work and hunting gloves, rainwear, rain boots, industrial apparel, pet products and specialty merchandise. Mr. Graziadio is also currently a director of Acacia Research Corporation. From 1984 through 2000, Mr. Graziadio served as a director of Imperial Bancorp, parent company of Imperial Bank, a Los Angeles based commercial bank acquired by Comerica Bank in January 2001. Mr. Graziadio, and companies with which he is affiliated, are significant shareholders in numerous private and public companies. Since 1978, Mr. Graziadio has been active in restructurings of both private and public companies, as well as corporate spin-offs and IPOs.

        Robert L. Harris, II, age 50, has been a Director since May 2005. Mr. Harris has served as President of Acacia Research Corporation since July 2000 and as a director since April 2000. Acacia Research Corporation is the holding company of Acacia Technologies, which develops and licenses intellectual property to the electronics and media industries. Mr. Harris was previously the President and Director of Entertainment Properties Trust from 1997 to July 2000.

        Mark S. Maron, age 53, has been a Director since May 2005. Mr. Maron is a private investor. From September 2005 to December 2008, Mr. Maron was a founding principal with Birchmont Capital Advisors, LLC, a real estate private equity firm. Mr. Maron served as a Managing Director of investment banking in the Los Angeles office of Lehman Brothers, Inc. from 2000 to 2005. Previously, Mr. Maron was with Credit Suisse First Boston Corporation from 1983 to 2000 where he was responsible for managing the firm's western region investment banking effort and coverage of CSFB's financial institution clients in the western United States.

        Michael F. Buckley, age 45, became the President of our company on April 24, 2006. Prior to joining our company, from 2001 to 2005, Mr. Buckley was the President and Chief Executive Officer of Ben Sherman Group, Ltd's North America division until it was purchased by Oxford Industries. Ben Sherman is a UK-based apparel and footwear company involved in the wholesaling, retailing, licensing, manufacturing and importing of men's, women's and children's apparel, footwear and accessories. Prior to working at Ben Sherman, Mr. Buckley was a Vice President of Diesel Jeans U.S.A. from 1996 to 2001. In this role as Vice President, he oversaw all U.S. based retail and financial operations of Diesel Jeans.

        Peter F. Collins, age 44, became the Chief Financial Officer of our company on March 26, 2007. Mr. Collins served as divisional vice president, corporate controller and principal accounting officer for Nordstrom, Inc. from 2004 to March 2007. From 2002 to 2004, Mr. Collins served in various financial roles with Albertson's, Inc., most recently as group vice president and controller. Prior to that, from 1998 until 2002, Mr. Collins was a partner with Arthur Andersen, serving clients in the healthcare, retail, distribution and manufacturing industries. Mr. Collins is a certified public accountant and holds a bachelors of science in commerce degree from Santa Clara University.

        Kelly Gvildys, age 46, became the Senior Vice President, Operations of our company on March 17, 2008. Ms. Gvildys served as the vice president of production for Lucky Brand and the Group Vice President of Manufacturing for Liz Claiborne's West Coast Brands from September 2003 to January 2008.

FURTHER INFORMATION CONCERNING THE BOARD

Director Independence

        The Board has determined that each of Marcello Bottoli, Joseph Coulombe, G. Louis Graziadio, III, Robert L. Harris, II and Mark S. Maron has no material relationship with us and is an "independent director" within the director independence standards of NASDAQ. Jeffrey Lubell does not meet the aforementioned independence standards as Mr. Lubell serves as our Chief Executive Officer and Chief Merchant.

Board Committees

        Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Other committees may be established by the Board from time to time. Following is a description of each of the committees and their composition.

        Audit Committee.    Our Audit Committee consists of three directors: Messrs. Coulombe (Chairman), Graziadio and Harris. Our Board has determined that Mr. Coulombe qualifies as an "audit committee financial expert" as that term is defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act and that all members of the Audit Committee are "independent" under NASDAQ independence standards, meet the criteria for independence as set forth in the Exchange Act, have not participated in the preparation of our financial statements at any time during the past three years, and are able to read and understand fundamental financial statements. During fiscal 2008, the Audit Committee held twelve meetings.

        Our Audit Committee charter is available at http://www.truereligionbrandjeans.com. Among other things, the charter calls upon the Audit Committee to:

  •
  engage and replace the independent registered public accounting firm as appropriate;

  •
  evaluate the performance of, independence of and pre-approve all services provided by the independent registered public accounting firm;

  •
  discuss with management and the Company's independent registered public accounting firm the quality of our accounting principles and financial reporting; and

  •
  oversee our internal controls.

        Compensation Committee.    Our Compensation Committee consists of three members: Messrs. Maron (Chairman), Graziadio and Harris. The Board has determined that all of the Compensation Committee members qualify as "independent" under NASDAQ independence standards, are "non-employee directors" under Exchange Act Rule 16b-3, and are "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. The Compensation Committee met eight times during fiscal 2008 and acted once by unanimous written consent.

        Our Compensation Committee charter is available at http://www.truereligionbrandjeans.com. Among other things, the charter calls upon the Compensation Committee to:

  •
  assist the Board of Directors in ensuring a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and ensure that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company;

  •
  establish the compensation of all of our executive officers; and

  •
  administer the Company's equity incentive programs.

        The Compensation Committee is responsible for overseeing the determination, implementation and administration of remuneration, including compensation, benefits and perquisites, of all executive officers and other members of senior management whose remuneration is the responsibility of the Board of Directors. The Compensation Committee seeks the views of our Chief Executive Officer and Chief Merchant with respect to establishing appropriate compensation packages for the executive officers (other than his own compensation package). The Compensation Committee also has the authority to delegate its responsibilities to subcommittees of the Compensation Committee if it determines such delegation would be in the best interest of the Company.

        The Compensation Committee has the authority to retain independent counsel, or other advisers as it deems necessary, in connection with its responsibilities at the Company's expense. In 2008 the Compensation Committee engaged Pearl Meyer & Partners, LLC as its compensation consultant. The Compensation Committee may request that any of our directors, officers or employees, or other persons attend its meetings to provide advice, counsel or pertinent information as the Committee requests.

        Nominating and Governance Committee.    Our Nominating and Governance Committee consists of three members: Messrs. Harris (Chairman), Graziadio and Maron. Our Board has determined that all members of the Nominating and Governance Committee qualify as "independent" under NASDAQ independence standards. The Nominating and Governance Committee met six times during fiscal 2008. Our Nominating and Governance Committee charter is available at http://www.truereligionbrandjeans.com. Among other things, the charter calls upon the Nominating and Governance Committee to:

  •
  oversee our director nomination and corporate governance functions;

  •
  develop criteria for selecting new directors and to identify individuals qualified to become members of our Board and members of the various committees of our Board;

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  recommend director nominees to our Board for election at the annual meeting of stockholders; and

  •
  oversee and administer our Corporate Code of Conduct.

        Public Availability of Corporate Governance Documents.    Our key corporate governance documents, including our Corporate Code of Conduct, our Corporate Governance Guidelines and the charters of our Audit Committee, Compensation Committee and Nominating and Governance Committee, are available on our corporate website and available in print to any stockholder who requests them from our Assistant Secretary.

Director Attendance

        During fiscal 2008, our Board held eight meetings. Each director attended at least 75% of the aggregate of the meetings of our Board and the meetings of each committee of which that director is a member.

Executive Sessions of the Board

        Our independent directors meet regularly in executive session without management to review the performance of management and our Company and any related matters. Generally, executive sessions are held in conjunction with regularly scheduled meetings of our Board. We expect our Board to have a least four executive sessions each year.

Board Qualification and Selection Process

        Our Nominating and Governance Committee reviews, evaluates and proposes prospective candidates for our Board. The Nominating and Governance Committee recommends director nominees for selection to our Board and the Board selects the nominees for election as directors. Each member of our Board should posses the highest personal and professional ethics and integrity and be devoted to representing our best interests and the best interests of our stockholders. The goal of the Nominating and Governance Committee is to maintain a strong and experienced Board by continually assessing each director's background, skills, expertise, accessibility and availability to serve effectively on the

Board. The Nominating and Corporate Governance Committee will consider candidates recommended by our stockholders, provided that the recommendations are made in accordance with the procedures required under our bylaws, as summarized in the "Questions and Answers" section of this Proxy Statement.

Stockholder Meeting Attendance

        As a general matter, all of our directors are encouraged to attend our annual meetings of stockholders. All of our directors attended the 2008 annual stockholders meeting.

Compensation Committee Interlocks and Insider Participation

        During 2008, the Compensation Committee consisted of Messrs. Maron, Graziadio and Harris. None of these individuals was one of our officers or employees at any time during 2008. None of our executive officers has served on the board of directors or on the compensation committee of any other entity which had officers who served on our Board or our Compensation Committee.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

        We believe that compensation of our executive and other officers should be directly and materially linked to our operating performance. The fundamental objective of our compensation program is to attract, retain and motivate top quality executive and other officers through compensation and incentives which are competitive with the market and industry in which we compete for talent and which align the interests of our officers and senior management with the interests of our stockholders. We seek to promote individual service longevity and to provide our executives with long-term wealth accumulation opportunities, assuming that we are able to maintain a high-level of financial performance. The Compensation Committee evaluates both performance and compensation annually to ensure that we maintain our ability to attract and retain superior employees in key positions and that compensation and incentives provided to key employees remain competitive relative to the compensation paid to similarly situated executives of our Comparison Group (as discussed below).

        Overall, we have designed our compensation program to:

  •
  support our business strategy and business plan by clearly communicating what is expected of executive and other officers with respect to goals and results and by rewarding achievement;

  •
  recruit, motivate and retain executive talent; and

  •
  create a strong performance alignment with stockholders.

        We seek to achieve these objectives through a variety of compensation elements:

  •
  annual base salary;

  •
  an annual cash performance award, the payment of which is based on meeting pre-established performance goals;

  •
  long-term incentive compensation, delivered in the form of time and performance based restricted stock awards that are awarded based on the factors described below and that are designed to align executive officers' interests with those of stockholders by rewarding outstanding performance and providing long-term incentives; and

  •
  other executive benefits and perquisites.

Governance

        The Compensation Committee oversees our executive compensation and benefit plans and practices, while establishing management compensation policies and procedures to be reflected in the compensation program offered to our executive officers. The Compensation Committee operates under the written charter approved by the entire Board of Directors, a copy of which is available at http://www.truereligionbrandjeans.com. When necessary, the Compensation Committee recommends amendments to its charter to the Board of Directors for approval. Each of the members of the Compensation Committee meet the definition of "outside director" for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee administers our equity incentive plans and our cash bonus plans, including the grant of performance awards, the establishment of performance goals and the certification of the achievement of the performance goals.

        The Compensation Committee has the authority to retain independent counsel, or other advisers, as it deems necessary, in connection with its responsibilities at the Company's expense. In 2008 the Compensation Committee engaged Pearl Meyer & Partners, LLC, which we refer to throughout this discussion as PM&P, as its compensation consultant. The Compensation Committee may request that any of our directors, officers or employees, or other persons attend its meetings to provide advice, counsel or pertinent information as the Committee requests.

Role of Executive Officers in Compensation Decisions

        Our Chief Executive Officer and Chief Merchant and Chief Financial Officer are involved in the design, development and implementation of our executive compensation programs. They typically provide their input through consultation with the Chairman of the Compensation Committee and by presentation to the Compensation Committee as a whole. Our executive officers are not typically present at Compensation Committee meetings during Committee deliberations on the compensation packages to be awarded to our executive officers. Our Chief Executive Officer and Chief Merchant annually reviews the performance of each executive officer (other than his own performance which is reviewed by the Compensation Committee) and presents his conclusions and recommendations regarding base salary and incentive award amounts to the Compensation Committee for its consideration and approval. The Compensation Committee can exercise its discretion in accepting, rejecting and/or modifying any such executive compensation recommendations.

Elements of Compensation Programs and Relationship to Compensation Objectives

        The following is a description of the Company's compensation elements and the specific objectives they are designed to advance. Generally these elements support the objective to balance rewards for both short-term results and long-term strategic decisions, which is especially important in the current economic climate in which the risks related to a short-term focus on stock price may be particularly acute due to the Company's current stock price.

Compensation Elements	Linkage to Compensation Objectives
Base Salary	Recruit and retain executive talent
Motivate high level of individual and business performance
Annual Cash Performance Awards	Recruit and retain executive talent
Motivate high level of individual and business performance
Reward achievement
Performance-Based Restricted Stock Awards	Align interests of executive officers and stockholders
Recruit and retain executive talent
Motivate high level of individual and business performance
Reward achievement

Compensation Practices

        The Compensation Committee sets base salary and incentive compensation for our executives following a review of company-wide performance, individual performance, salary and incentive compensation practices among our Comparison Group (as discussed below), internal equity considerations and other factors. Individual performance targets are set based on the stated financial goals for the year. In addition, the Compensation Committee reviews the Chief Executive Officer and Chief Merchant's recommendations with regard to base salary and incentive compensation (except in the case of his own base salary and incentive compensation).

        The Compensation Committee applies essentially the same compensation policies to all of the executive officers, except that, in setting the compensation for our Chief Executive Officer, the Compensation Committee takes into account his role as Chief Executive Officer and as Chief Merchant. In particular, the Compensation Committee takes into account that our Chief Executive Officer also is the head of our design team and instrumental in the design and development of the products that drive our net sales and net income growth. The difference in the amount of base salary and annual cash performance award awarded to our Chief Executive Officer relative to the amount of base salary and annual cash performance award awarded to each of our other executive officers is generally attributable to differences in the Compensation Committee's assessment of the relative contributions to the performance of the Company, benchmarking data for the positions held by them and general trends in executive compensation. The base salary and annual cash performance awards provided to the chief executive officer position are almost always higher than for the other executive officers at companies in our Comparison Group and other public companies generally. These differences are generally more pronounced in cases in which the chief executive officer acts in both the role of chief executive officer and chief merchant or chief creative officer. For fiscal year 2008, the Compensation Committee reviewed all elements of the Chief Executive Officer and Chief Merchant's compensation. In addition, the internal relationship of total compensation awarded to our executive officers has remained generally consistent over the last three years.

        In making decisions with respect to any element of executive compensation, the Compensation Committee considers the total compensation that may be awarded to an executive officer, including base salary, annual cash performance award and long-term incentive compensation. Multiple factors are considered in determining the amount of total compensation (the sum of base salary, annual cash performance award and long-term compensation delivered through restricted stock awards) to award to executive officers each year. Among these factors are:

  •
  the individual performance of each executive officer for the year;

  •
  how proposed amounts of total compensation to our executive officers compare to amounts paid to similar executives by our Comparison Group both for the prior year and over a multi-year period;

  •
  internal pay equity considerations;

  •
  the financial performance of the Company; and

  •
  broad trends in executive compensation generally.

        In addition, in establishing total compensation for each executive officer for the applicable fiscal year, the Compensation Committee considers the benefits to which the officer is entitled under his employment agreement.

        Our executive officers' base salary is typically reviewed and adjusted effective on January 1 of each year. The Committee's approval generally occurs during the first quarter of the year, which occurred on January 10, 2008 for fiscal year 2008 base compensation.

        Equity awards are typically reviewed and granted during the first quarter of each year. All equity awards are granted on the date the Compensation Committee approves the awards using the fair market value of the Company's common stock at the close of that business day.

        Cash incentive compensation for a fiscal year is awarded during the first quarter following the close of the applicable fiscal year once audited results for the year are available. Performance targets and incentive awards are then set for the current fiscal year. For 2008, the key performance indicators for the Company included achieving an adjusted EBIT target. See "Annual Cash Performance Awards" and "Grants of Restricted Stock Awards" below for a more detailed discussion.

Components of 2008 Executive Compensation

        For the fiscal year ended December 31, 2008, the principal components of compensation for the executive officers were:

  •
  base salary;

  •
  annual cash bonus;

  •
  grants of restricted stock; and

  •
  perquisites and other personal benefits.

  Base Salary

        Base salaries for our executive officers are established based on individual qualifications and job responsibilities, while taking into account compensation levels at similarly situated companies for similar positions, referred to as benchmarking. We use benchmarking as a point of reference for measurement, and the Compensation Committee has discretion in determining how much weight to place on the benchmarking analysis. Benchmarking helps the Compensation Committee assess whether our level of executive pay is appropriate when compared to industry standards. In setting 2008 compensation, the Compensation Committee engaged PM&P as its compensation consultant. With the assistance of PM&P, the Compensation Committee established a comparison group of companies, which we refer to as the "Comparison Group. In establishing the Comparison Group PM&P first reviewed the performance of 57 Apparel/Retail Companies from which it selected a Comparison Group of 15 Apparel/Retail companies using selection factors previously established by the Compensation Committee. These companies include Abercombie & Fitch Co., Bebe Stores, Inc., Buckle, Inc., Charlotte Russe Holdings, Inc., Chicos' FAS, Inc., Coach, Inc., Guess?, Inc., J. Crew Group, Inc., New York & Co., Inc., Pacific Sunwear of California, Inc., Phillips Van Heusen Corp., Polo Ralph Lauren, Steven Madden, Ltd., Talbots, Inc. and Tween Brands, Inc. The information gathered from this Comparison Group included base salary, cash incentive compensation and equity incentive compensation.

        In addition to benchmarking, the Compensation Committee reviews the executive officer's historical compensation, the executive officer's compensation in relation to other officers, individual performance of the executive officer and corporate performance. Salary levels are also considered upon a promotion or other change in job responsibilities. Salary adjustment recommendations are based on our overall performance and an analysis of compensation levels necessary to maintain and attract quality personnel. While the Compensation Committee sets the base salary for the Chief Executive Officer and Chief Merchant, the base salaries for all other executive officers are established after a review of the recommendations of the Chief Executive Officer and Chief Merchant.

        A review of the compensation of the companies in our Comparison Group indicated that our Chief Executive Officer and Chief Merchant ranked between the 25th and 50th percentile with regard to base salary and the 50th and 75th percentile with regard to total compensation, and our other Named Executive Officers ranked below the 25th percentile with respect to base salary and between the 50th and the 75th percentile with regard to total compensation. The base salary paid to each executive officer for fiscal year 2008 is reflected in the column titled "Salary" of the Summary Compensation Table on page 18 of this Proxy Statement.

  Annual Cash Performance Awards

        We grant cash performance awards that are designed to create a direct link between performance and compensation for our Named Executive Officers. The Compensation Committee has the authority to grant performance awards in amounts determined in its sole discretion. Performance awards provide our Named Executive Officers with the right to an award based on the achievement of one or more levels of performance to be attained with respect to one or more performance criteria, which we refer to as "performance goals."

        Cash bonuses for fiscal year 2008 were based on and awarded only if the Company met or exceeded a pre-established level of earnings before interest expense and taxes after adjustment for significant items that the Compensation Committee determined were not representative of our core operations for the relevant performance period ("Adjusted EBIT"). Bonuses for 2008 were authorized to be awarded by the Company to our Named Executive Officers as follows:

Bonus Opportunity(1)
Named Executive Officer	$48.6 million Adjusted EBIT	$60.8 million Adjusted EBIT	$72.9 million Adjusted EBIT
Jeffrey Lubell	2.5% of Adjusted EBIT	4.5% of Adjusted EBIT	4.5% of Adjusted EBIT
Michael F. Buckley	50% of Base Salary	100% of Base Salary	200% of Base Salary
Peter F. Collins	37.5% of Base Salary	75% of Base Salary	150% of Base Salary
Kelly Gvildys	30% of Base Salary	30% of Base Salary	30% of Base Salary

(1)
No cash performance awards were payable if Adjusted EBIT was equal to or below $48.6 million. Performance awards were interpolated for Adjusted EBIT amounts between $48.6 million and $72.9 million.

        The annual cash performance awards awarded to our Named Executive Officers for performance in fiscal year 2008 is reflected in the column titled "Non-Equity Incentive Plan Compensation" of the Summary Compensation Table on page 18 of this Proxy Statement.

  Grants of Restricted Stock Awards

        The long-term incentive compensation component provides annual awards that are performance based. The objective of the program is to align compensation for executive officers over a multi-year period directly with the interests of our stockholders by motivating and rewarding creation and preservation of long-term stockholder value. The level of long-term incentive compensation is determined by our Compensation Committee by assessing each executive officer's individual performance and contribution to our success. Equity ownership for all our executive officers, other officers, and senior managers is important for purposes of motivation, retention, and alignment with stockholders.

        We do not have, nor do we intend to have, a program, plan or practice to select the grant dates of restricted stock for executive officers in coordination with the release of material non-public information. Restricted stock awards are typically reviewed and granted during the first quarter of each year. All restricted stock awards for executive officers are granted on the date the Compensation Committee approves the awards using the fair market value of the Company's common stock at the close of that business day.

        In January 2008, our Compensation Committee approved grants of a total of 373,333 shares of restricted stock to our Chief Executive Officer and Chief Merchant, President, and Chief Financial Officer under our 2005 Stock Incentive Plan. These grants were made effective on January 10, 2008. Twenty-five percent of these shares vested on January 10, 2008 and were granted in recognition of services rendered in 2007. The remaining shares of restricted stock awards were performance based and vested only if the Company met or exceeded fiscal year 2008 Adjusted EBIT of $48.6 million. In February 2009, the Compensation Committee certified that this performance target was met and as a consequence, 50% of the shares vested on the date of certification and 25% will vest on January 10, 2010 (so long as each of these officers remains continuously employed by us through that date). The number of shares awarded to our Named Executive Officers pursuant to the performance based portion of the restricted stock award is reflected in the column titled "Estimated Future Payouts Under Equity Incentive Plan Awards" of the Grants of Plan-Based Awards Table on page 20 of this Proxy Statement.

        In March 2008, in connection with her retention, our senior vice president, operations, was granted 10,000 shares of restricted stock to vest as follows: one-third on March 17, 2009, one-third on March 17, 2010, and one-third on March 17, 2011.

        In March 2008, our Compensation Committee approved grants of a total of 120,000 shares of restricted stock to our Chief Executive Officer and Chief Merchant, President, and Chief Financial Officer under our 2005 Stock Incentive Plan. These grants were made effective on March 28, 2008.

These grants were performance based and vest, in part or in whole, only if the Company exceeded the pre-established levels of Adjusted EBIT for fiscal year 2008 as set forth below.

	Performance Based Restricted Share Opportunity(1)
Named Executive Officer	$48.6 million Adjusted EBIT	$60.8 million Adjusted EBIT	$72.9 million Adjusted EBIT
Jeffrey Lubell	1	30,000	60,000
Michael F. Buckley	1	20,000	40,000
Peter F. Collins	1	10,000	20,000

    (1)
    No performance awards were payable if Adjusted EBIT was below $48.6 million. Performance awards were interpolated for Adjusted EBIT amounts between $48.6 million and $72.9 million.

        In February 2009, the Compensation Committee certified the Adjusted EBIT achieved by the Company for fiscal year 2008. As a result, each executive officer earned the following number of restricted shares of which two-thirds vested on March 28, 2009 and one-third will vest on March 28, 2010 (so long as each of these officers remains continuously employed by us through that date):

Named Executive Officer	Number Restricted Shares Earned
Jeffrey Lubell	54,935
Michael F. Buckley	36,623
Peter F. Collins	18,312

  Perquisites

        In order to better enable us to attract and retain highly skilled executive officers and to round out a competitive compensation package for our Named Executive Officers, we provide our Named Executive Officers with perquisites and other personal benefits that we believe are reasonable and consistent with our overall compensation philosophy and objectives. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our Named Executive Officers.

        Certain Named Executive Officers receive paid car allowances and fully-paid health insurance.

        The attributed costs and a more detailed description of the perquisites and other personal benefits that we provided each of our Named Executive Officer for fiscal year 2008 are included in the column titled "All Other Compensation," and in the accompanying footnotes, of the Summary Compensation Table on page 18 of this Proxy Statement.

  Change in Control Provisions

        Our Chief Executive Officer and Chief Merchant, President, and Chief Financial Officer have change in control provisions in their employment agreements or employment offer letter. These provisions grant these officers certain compensation and accelerated vesting of equity awards in the event of a change in control. These provisions are based on market comparison and are an important element in the retention of these executive officers. A summary of these change in control payments is set forth under the heading "Potential Payments Upon Termination or Change in Control" on page 25 of this Proxy Statement.

Tax and Accounting Implications

  Deductibility of Executive Compensation

        The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that the Company may not deduct for federal income tax purposes annual compensation of more than $1 million paid to certain executive officers. Performance based compensation paid pursuant to stockholder approved plans is not subject to this deduction limit as long as such compensation is approved by "outside directors" within the meaning of Section 162(m). Our Company met the requirements of Section 162(m) in order to deduct compensation in excess of $1.0 million for 2008. Although the Compensation Committee generally intends to structure and administer executive compensation plans and arrangements so that they will not be subject to the deduction limit of Code Section 162(m), the Compensation Committee may from time to time approve non-deductible payments in order to maintain flexibility in structuring appropriate compensation programs in the interests of the Company and our stockholders.

  Accounting for Stock Based Compensation

        The Company accounts for stock-based payments, including restricted stock awards, in accordance with the requirements of Statement of Financial Accounting Standards No. 123(R) (SFAS No. 123(R)) "Share-Based Payment." Under this accounting pronouncement, we must value all stock-based compensation granted to employees and directors under the fair value method and expense those amounts in the income statement over the award's vesting period.

EXECUTIVE OFFICER COMPENSATION

        The following table provides certain summary information concerning the compensation earned by our Chief Executive Officer and Chief Merchant, President, Chief Financial Officer, and our Senior Vice President of Operations in fiscal 2008. We refer to these officers as the "Named Executive Officers."

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards (1)($)	Non-Equity Incentive Plan Compensation ($)	Change In Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation (2)($)	Total ($)
Jeffrey Lubell Chief Executive Officer and Chief Merchant	2008 2007 2006	775,000 500,000 500,000	— — —	3,722,725 1,884,517 2,306,655	— — 143,467	3,191,850 2,002,281 825,212	— — —	36,949 31,070 28,234	7,726,524 4,417,868 3,803,568
Michael F. Buckley	2008	470,000	—	3,173,112	—	627,908	—	22,218	4,293,238
President(3)	2007	400,000	—	1,186,123	—	446,765	—	21,470	2,054,358
	2006	276,923	—	935,702	—	185,913	—	50,232	1,448,770
Peter F. Collins	2008	360,000	—	1,287,878	—	360,713	—	—	2,008,591
Chief Financial Officer	2007	250,000	—	203,585	—	209,430	—	126,126	789,141
and Assistant Secretary(4)	2006	—	—	—	—	—	—	—	—
Kelly Gvildys	2008	264,135	—	45,891	—	79,574	—	—	389,600
Senior Vice President	2007	—	—	—	—	—	—	—	—
of Operations(5)	2006	—	—	—	—	—	—	—	—

(1)
The amounts reported reflect the compensation cost, without reduction for any risk of forfeiture, recognized by the Company for financial statement reporting purposes related to performance shares and stock options for the fiscal years ended December 31, 2008, 2007 and 2006. The amounts reported do not reflect compensation actually received by the Named Executive Officers. The amounts are determined in accordance with SFAS 123(R) and include amounts for performance shares granted in fiscal year 2008 and in the prior two years, and for options granted in 2004. We did not grant stock options in the fiscal years ended December 31, 2008, 2007, or 2006. Assumptions used in the calculation of these amounts are included in Note 8 to the Company's audited financial statements for the fiscal year ended December 31, 2008, included in the Company's Form 10-K filed with the SEC on March 11, 2009. See the columns under the heading "Estimated Future Payouts Under Equity Incentive Plan Awards" in the Grants of Plan-Based Awards in Fiscal Year 2008 table on page 20 for the number of performance shares granted in fiscal year 2008. See the Options Exercised and Stock Vested in Fiscal Year 2008 table on page 21 for the number and value of the 2008 performance shares that vested for the performance cycle ending December 31, 2008.

(2)
The following table details the components of this column:

Name	Year	Car Allowance ($)	Company Paid Health Insurance ($)	Relocation Costs ($)	Other ($)	Total ($)
Jeffrey Lubell	2008	30,000	6,949	—	—	36,949
	2007	24,000	7,070	—	—	31,070
	2006	24,000	4,234	—	—	28,234
Michael F. Buckley	2008	14,400	7,818	—	—	22,218
	2007	14,400	7,070	—	—	21,470
	2006	9,600	3,176	37,456	—	50,232
Peter F. Collins	2008	—	—	—	—	—
	2007	—	—	126,126	—	126,126
	2006	—	—	—	—	—
(3)
Mr. Buckley joined us as President in April 2006.

(4)
Mr. Collins joined us as Chief Financial Officer in March 2007.

(5)
Ms. Gvildys joined us as Senior Vice President of Operations in March 2008.

 Grants of Plan-Based Awards

        The following table sets forth information regarding grants of plan-based awards to our Named Executive Officers during the fiscal year ended December 31, 2008. No options were awarded to our Named Executive Officers during the fiscal year ended December 31, 2008.

									All Other Stock Awards: Number of Shares of Stock or Units (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)						Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
Jeffrey Lubell	1/10/2008	1,215,000	2,733,750	(3)	—	—		—	—		—
	1/10/2008	—	—	—	—	—		—	43,333	(4)	756,161	(5)
	1/10/2008	—	—	—	—	130,000	(6)	—	—		2,268,500	(5)
	3/28/2008	—	—	—	1	30,000		60,000	—		1,112,400	(9)
Michael F. Buckley	1/10/2008	235,000	470,000	940,000	—	—		—	—		—
	1/10/2008	—	—	—	—	—		—	33,333	(4)	581,661	(5)
	1/10/2008	—	—	—	—	100,000	(6)	—	—		1,745,000	(5)
	3/28/2008	—	—	—	1	20,000		40,000	—		741,600	(9)
Peter F. Collins	1/10/2008	135,000	270,000	540,000	—	—		—	—		—
	1/10/2008	—	—	—	—	—		—	16,667	(4)	290,839	(5)
	1/10/2008	—	—	—	—	50,000	(6)	—	—		872,500	(5)
	3/28/2008				1	10,000		20,000	—		370,800	(9)
Kelly Gvildys	3/17/2008	79,574	79,574	79,574	—	—		—	—		—
	3/17/2008	—	—	—	—	—		—	10,000	(7)	173,900	(8)

(1)
These columns report the range of possible cash payouts for fiscal year 2008 performance under the Annual Cash Performance Awards as described in the Compensation Discussion and Analysis beginning on page 11. The amounts shown in the Threshold, Target and Maximum columns reflect the payout opportunity associated with established levels of performance, as indicated in the Performance Based Restricted Share Opportunity table on page 17. No payout is made if minimum performance thresholds are not met. The payments are reported in the Summary Compensation Table on page 18, in the column titled, "Non-Equity Incentive Plan Compensation."

(2)
These columns report the range of performance shares targeted for the performance period of the 2008 grant, beginning January 1, 2008, and ending December 31, 2008, as described in the Compensation Discussion and Analysis beginning on page 11. No performance shares vest if minimum performance thresholds are not met. The fiscal year 2008 accounting expense related to these grants for the Named Executive Officers is included in the amounts shown in the Summary Compensation Table on page 18, in the column titled, "Stock Awards."

(3)
If adjusted EBIT equals or exceeds $60.8 million, Mr. Lubell is entitled to receive an amount equal to 4.5% of adjusted EBIT up to a maximum of $8.0 million.

(4)
Represents one-fourth of the aggregate number of shares of restricted stock granted to the Named Executive Officer on January 10, 2008 under the 2005 Stock Incentive Plan, which vested on the date of grant.

(5)
Reflects the grant date fair value of the restricted stock award. The fair value was $17.45 per share for restricted stock awarded on January 10, 2008.

(6)
Represents three-fourths of the aggregate number of shares of restricted stock granted to the Named Executive Officer on January 10, 2008. These shares of restricted stock are performance based and will vest two-thirds on January 10, 2009 and one-third on January 10, 2010 if the requisite targets are satisfied and the Named Executive Officer remains employed by the Company on the vesting dates.

(7)
These shares of restricted stock vest one-third on the first anniversary of the grant date, one-third on the second anniversary of the grant date, and the remaining one-third on the third anniversary of the grant date.

(8)
Reflects the grant date fair value of the restricted stock award. The fair value was $17.39 per share for restricted stock awarded on March 17, 2008.

(9)
Reflects the grant date fair value of the restricted stock award. These shares of restricted stock are performance based and will vest two-thirds on March 28, 2009 and one-third on March 28, 2010 if the requisite targets are satisfied and the Named Executive Officer remains employed by the Company on the vesting dates. The fair value was $18.54 per share for restricted stock awarded on March 28, 2008.

Options Exercised and Stock Vested

        The following table sets forth information regarding the exercise of stock option awards and the vesting of restricted stock during the fiscal year ended December 31, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jeffrey Lubell	833,333	11,575,325	157,083	2,907,665
Michael F. Buckley	—	—	100,000	1,788,993
Peter F. Collins	—	—	33,333	603,168
Kelly Gvildys	—	—	—	—

Outstanding Equity Awards at Fiscal Year End

        There were no outstanding option awards at fiscal year end.

        The following table sets forth information concerning restricted shares that had not vested and equity incentive plan awards for each of our Named Executive Officers as of December 31, 2008.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jeffrey Lubell	65,000	808,600	184,935	2,300,591
Michael F. Buckley	66,667	829,342	136,623	1,624,950
Peter F. Collins	33,333	414,667	68,312	849,801
Kelly Gvildys	10,000	124,400	—	—

Summary of Equity Compensation Plan

        The following table sets forth information concerning all equity compensation plans and individual compensation arrangements in effect during the fiscal year ended December 31, 2008.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders	—	—	1,519,562
Equity Compensation Plans Not Approved By Security Holders	—	—	—

Total	—	—	1,519,562

Pension Benefits

        We do not provide any pension benefits to any of our Named Executive Officers or employees.

Non-Qualified Deferred Compensation

        We do not provide any non-qualified deferred compensation to our Named Executive Officers or employees.

Employment Agreements

        We have entered into employment agreements with Jeffrey Lubell, our Chief Executive Officer and Chief Merchant; Michael F. Buckley, our President; and Peter F. Collins, our Chief Financial Officer.

  Jeffrey Lubell

        Effective January 4, 2006, we entered into an employment agreement, or the CEO Agreement, with Jeffrey Lubell, pursuant to which Mr. Lubell will serve as our Chief Executive Officer and Chief Merchant. The initial term of the CEO Agreement is three years, subject to annual renewals thereafter. The CEO Agreement provides that Mr. Lubell's base salary will be $500,000 per year, subject to increase (but not decrease) in the sole discretion of our Compensation Committee. For 2009, the Compensation Committee has established Mr. Lubell's base salary at $852,500.

        Pursuant to the CEO Agreement, Mr. Lubell is eligible to earn an annual cash performance bonus for fiscal year 2007 and subsequent fiscal years based on achieving performance goals established by the Compensation Committee.

        The CEO Agreement provides that if we terminate Mr. Lubell's employment without Cause or if Mr. Lubell terminates his employment for Good Reason (each as defined in the CEO Agreement), then (1) Mr. Lubell will receive a severance amount of one and one-half times the sum of Mr. Lubell's base salary in effect on the date of termination plus the average annual bonus received by Mr. Lubell for the two complete fiscal years prior to the termination date, and (2) any options or other equity grants received by Mr. Lubell will vest an additional twelve months. However, if less than one year remains in Mr. Lubell's employment term after termination, the aforementioned severance payment will equal the sum of Mr. Lubell's base salary in effect on the date of termination plus the average annual bonus received by Mr. Lubell for the two complete fiscal years prior to the termination date. In addition, if we terminate Mr. Lubell's employment without Cause or if Mr. Lubell terminates his employment for Good Reason during the one-year period following a Change in Control (as defined in the CEO Agreement), he would be entitled to receive severance equal to three times the sum of his base salary in effect on the date of termination plus the average annual bonus received by Mr. Lubell for the two complete fiscal years prior to the termination date, and all stock options, restricted stock and other equity awards would vest in full. Moreover, the CEO Agreement provides that if any payment made to Mr. Lubell is subject to the "golden parachute" excise tax imposed under the Internal Revenue Code, Mr. Lubell will be entitled to a tax gross-up payment from us to hold him harmless from the effect of such excise tax.

        Effective May 31, 2006, we entered into an Amendment to Employment Agreement, or Amendment No. 1, with Mr. Lubell, amending the CEO Agreement. Pursuant to Amendment No. 1, any payments made to Mr. Lubell in connection with a termination of his employment that are considered to be non-qualified deferred compensation for purposes of Section 409A of the Code and that otherwise would have been payable at any time during the six-month period immediately following such termination of employment will instead be paid in a lump sum as soon as practicable following the expiration of such six-month period. Additionally, any Annual Bonus (as defined in Amendment No. 1) earned by Mr. Lubell will be paid no later than March 15 of the fiscal year following the fiscal year for which the Annual Bonus is to be paid.

        Effective September 12, 2008, we entered into an Amendment No. 2 to Employment Contract, or Amendment No. 2, with Mr. Lubell, amending the CEO Agreement as amended by Amendment No. 1. Amendment No. 2 provided that Mr. Lubell's base salary was increased to $775,000 and would thereafter increase by 5% annually. The initial term of Mr. Lubell's employment with us was also extended through January 31, 2011, subject to automatic three-year extensions thereafter. Amendment No. 2 provides for an increase in the severance payable to Mr. Lubell in the event that we terminate his employment without Cause or if he terminates his employment for Good Reason to an amount equal to three times the sum of Mr. Lubell's base salary in effect on the date of termination plus the average annual bonus received by Mr. Lubell for the two completed fiscal years prior to the termination date. If less than one year remains in Mr. Lubell's employment term after termination, the severance payment will equal the sum of Mr. Lubell's base salary in effect on the date of termination plus the average annual bonus received by Mr. Lubell for the two completed fiscal years prior to the termination date. Mr. Lubell shall also be entitled to a pro-rated annual bonus if applicable performance goals are satisfied. The amount of such pro-rated bonus will be equal to the greater of: (i) the product of (x) the amount of the annual bonus to which Mr. Lubell would have been entitled if his employment had not been terminated, and (y) a fraction, the numerator of which is the number of days in such fiscal year through the date of termination and the denominator of which is the total number of days in such fiscal year; or (ii) the product of (x) the amount of the annual bonus to which Mr. Lubell would have been entitled if his employment had not been terminated, and (y) a percentage which represents that percentage of the highest applicable performance goals actually satisfied as of the end of the fiscal quarter immediately preceding the date of termination. In addition, all outstanding stock options, restricted stock and other equity awards (except for performance based awards, which will vest only upon satisfaction of the performance goals) received by Mr. Lubell shall fully vest.

        Pursuant to Amendment No. 2, if Mr. Lubell terminates his employment without Good Reason and he has been continuously employed by us for ten years or more immediately preceding his termination, then all outstanding stock options, restricted stock and other equity awards granted to Mr. Lubell under any of our equity incentive plans shall be modified to reflect full vesting upon satisfaction of any applicable vesting goals. Additionally, Mr. Lubell shall be paid a pro-rated annual bonus for any fiscal quarterly periods that have been completed during the fiscal year in which he is terminated, provided: (i) the minimum performance goals entitling Mr. Lubell to any annual bonus for all such quarters have been met or exceeded on a pro rata basis, and (ii) the minimum performance goals entitling Mr. Lubell to any annual bonus for such fiscal year has also been met or exceeded.

  Michael F. Buckley

        Effective April 24, 2006, we entered into an employment agreement, or the President Agreement, with Michael F. Buckley, pursuant to which Mr. Buckley will serve as our President. The initial term of the President Agreement is three years, subject to annual renewals thereafter. The President Agreement provides that Mr. Buckley's base salary will be $400,000 per year, subject to increase (but not decrease) at the discretion of our Compensation Committee or full Board of Directors. For 2009, the Compensation Committee has established Mr. Buckley's base salary at $493,500.

        Pursuant to the President Agreement, Mr. Buckley is eligible to earn an annual performance bonus for fiscal years 2007 and subsequent fiscal years based on achieving performance targets established by the Compensation Committee.

        The President Agreement provides that if we terminate Mr. Buckley's employment without Cause or if Mr. Buckley terminates his employment for Good Reason (each as defined in the President Agreement), (1) Mr. Buckley will receive a severance amount of one and one-half times the sum of Mr. Buckley's base salary in effect on the date of termination and the average annual bonus received by Mr. Buckley for the two complete fiscal years prior to the termination date, and (2) any options or other equity grants received by Mr. Buckley will vest an additional twelve months. In addition, if we terminate Mr. Buckley's employment without Cause or if Mr. Buckley terminates his employment for Good Reason during the one year period following a Change in Control (as defined in the President Agreement), he would be entitled to receive severance equal to three times the sum of his base salary in effect on the date of termination and the average annual bonus received by Mr. Buckley for the two complete fiscal years prior to the termination date, and all stock options, restricted stock and other equity awards would vest in full. The President Agreement also provides that if any payment made to Mr. Buckley is subject to the "golden parachute" excise tax imposed under the Internal Revenue Code, Mr. Buckley will be entitled to a tax gross-up payment from us to hold him harmless from the effect of such excise tax.

  Peter F. Collins

        Effective March 7, 2007, we entered into an employment letter, or the CFO Employment Letter, with Peter F. Collins, pursuant to which Mr. Collins will serve as our chief financial officer. The CFO Employment Letter provides that Mr. Collins' base salary will be $325,000 per year, subject to increase (but not decrease) at the discretion of our Compensation Committee or full Board of Directors. For 2009, the Compensation Committee has established Mr. Collins' base salary at $378,000.

        Pursuant to the CFO Employment Letter, Mr. Collins is eligible to earn an annual performance bonus for fiscal years 2008 and subsequent fiscal years based achieving performance targets established by the Compensation Committee.

        The CFO Employment Letter provides that if we terminate Mr. Collins' employment within twelve months of a Change in Control (as defined in the CFO Employment Letter), and the reason for the termination of employment is other than for willful misconduct, Mr. Collins will receive one year severance pay, and all outstanding stock options, restricted stock and other equity awards granted to him under any of our equity incentive plans will become immediately vested and exercisable in full. Either Mr. Collins or the Company may terminate his employment by providing 180 days written notice. The Company has the option to ask Mr. Collins to end his employment at any point after such notice is given in exchange for a payment equal to the pro rata portion of his annual base salary for whatever portion of the 180-day notice period remains.

 Potential Payments Upon Termination or Change in Control

        The following table reflects the amounts that would be paid if a change in control or other termination event occurred on December 31, 2008 and our stock price per share was the closing market price as of that date. The closing market price of our common stock at December 31, 2008 was $12.44.

	Jeffrey Lubell	Michael F. Buckley	Peter F. Collins
Termination Scenario (12/31/08)
Voluntary Resignation or for Cause	$—	$—	$180,000	(4)

Total	$—	$—	$—

Without Cause or for Good Reason (Not Within One Year of Change in Control)
Pro Rata Bonus(1)	$3,191,850	$627,908	$—
Severance Pay	10,116,197	1,511,005	180,000
Health Benefits Continuation	36,000	36,000	—
Unvested Restricted Stock(2)	3,109,191	1,962,398	—

Total	$16,453,238	$4,137,311	$180,000

Within One Year of Change in Control (Without Cause or for Good Reason)
Pro Rata Bonus(1)	$3,191,850	$627,908	$—
Severance Pay	10,116,197	3,022,010	360,000
Health Benefits Continuation	36,000	36,000	—
Unvested Restricted Stock(2)	3,109,191	2,528,928	767,436
280G/4999 Tax Gross Up(3)	3,958,737	—	—

Total	$20,411,975	$6,214,846	$1,127,436

Change in Control—Assuming No Termination
Unvested Restricted Stock	$—	$—	$—

Total	$—	$—	$—

Death or Disability
Pro Rata Bonus(1)	$3,191,850	$627,908	$—
Severance Pay	775,000	470,000	—
Health Benefits Continuation	36,000	36,000	—

Total	$4,002,850	$1,133,908	$—

(1)
Mr. Lubell and Mr. Buckley are entitled to receive a pro rated annual bonus equal to the amount that would have been paid to them based on our earnings and their achievement of specific goals, adjusted to the portion of the year prior to their termination.

(2)
This amount represents the value of the restricted stock that would become vested as a direct result of the termination event or Change in Control, as the case may be, before the applicable stated vesting date. Equity awards are valued at the closing market price of our common stock on December 31, 2008 of $12.44 per share.

(3)
This amount includes any payment of a "gross-up" to offset the estimated amount of the "golden parachute" excise tax that would apply to each Named Executive Officer and the amount of additional excise tax and income and other taxes payable by the Named Executive Officer as a result of the Change in Control.

(4)
Either Mr. Collins or the Company may terminate his employment by providing 180 days written notice. If such notice is provided, the Company has the option to ask Mr. Collins to end his employment in exchange for a payment equal to his base salary for 180 days.

Indemnification Agreements

        In addition to the indemnification provisions contained in our certificate of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers. These agreements require us, among other things, to indemnify each such director and executive officer against all costs, charges, expenses (including legal or other professional fees), damages or liabilities incurred by such individual arising out of, in connection with, or incidental to, any action, suit, demand, proceeding, investigation or claim by reason of such individual's status or service as a director or executive officer, regardless of whether sustained or incurred by reason of the individual's negligence, default, breach of duty or failure to exercise due diligence. However, we will not indemnify such director or executive officer under these agreements if it is proved that such individual's failure to act constituted a breach of his fiduciary duties as a director and such breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The agreements also require us to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

Certain Transactions with Directors and Executive Officers

        Except as disclosed in this Proxy Statement, neither the nominees for election as directors, our directors or executive officers, nor any of their respective associates or affiliates, had any material interest, direct or indirect, in any material transaction to which we were a party during fiscal 2008, or which is presently proposed.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee Mark S. Maron (Chairman) G. Louis Graziadio, III Robert L. Harris, II

DIRECTOR COMPENSATION

        Beginning in March 2009, our independent directors receive (i) an annual cash retainer of $50,000, payable quarterly, for service on our Board, (ii) $1,500 for each Board meeting attended in excess of 10 meetings in any calendar year, (iii) $1,500 for each committee meeting attended in person, (iv) $750 for each committee meeting attended telephonically, and (v) an annual grant of shares of our restricted stock with an aggregate market value of $105,000 on the date of grant. We reimburse all of our directors for the expenses they incur in connection with attending Board and committee meetings. The Chairmen of our Audit Committee and Compensation Committee each receive an annual retainer of $15,000. In addition, we may make additional grants of equity awards to our independent Board members from time to time.

        The following table provides information concerning the compensation of directors who are not Named Executive Officers for the year ended December 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joseph Coulombe	47,500	121,938	—	—	—	—	169,438
G. Louis Graziadio, III	46,000	121,938	—	—	—	—	167,938
Robert L. Harris, II	49,000	121,938	—	—	—	—	170,938
Mark S. Maron	42,000	121,938	—	—	—	—	163,938

(1)
Represents the proportionate amount of the total fair value of restricted stock awards recognized by us as an expense in 2008 for financial accounting purposes. The fair values of these awards and the amounts expensed in 2008 were determined in accordance with SFAS No. 123(R). The awards for which expense is shown in this table include the awards granted in 2008 as well as awards granted in previous years for which we recognized expense in 2008. The assumptions used in determining the grant date fair values of awards are set forth in the notes to our consolidated financial statements, which are included in the Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC.

ITEM 2:    APPROVAL OF OUR 2009 EQUITY INCENTIVE PLAN

        Item 2 is to approve our 2009 Equity Incentive Plan (the "Plan").

        We are asking you to approve the True Religion Apparel, Inc. 2009 Equity Incentive Plan, which we refer to as the "2009 Equity Incentive Plan" or the "Plan," as set forth in Exhibit A to this Proxy Statement. The Plan became effective upon approval by the Board of Directors, but no award under the Plan may be exercised (or, in the case of stock awards, granted) until the Plan is approved by the stockholders of the Company. As of the date of this Proxy Statement no awards under the Plan have been made. The Plan was unanimously approved by our Board of Directors on April 7, 2009, which we refer to as the "Effective Date."

        The Plan reserves for issuance an aggregate of 5,000,000 shares of common stock, increased by (x) the 613,761 shares that were not subject to awards under our 2005 Stock Incentive Plan (the "Existing Plan") at the Effective Date that were subject to future issuance (the "Available Shares") and (y) any of the 1,349,284 shares of unvested restricted stock that were subject to awards granted under the Existing Plan ("Prior Outstanding Unvested Shares") that are forfeited, cancelled or terminated for any reason.

 Purpose of our 2009 Equity Incentive Plan

        Approval of the 2009 Equity Incentive Plan is intended to enable the Company, and its affiliates, to obtain and retain the services of the types of employees, consultants and directors who will contribute to the Company's long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all of our stockholders. Some important factors and considerations related to the adoption of the Plan are as follows:

  •
  The key terms and provisions of the Plan are substantially similar to our Existing Plan, which was approved by our stockholders in 2005 with an affirmative vote of greater than 80%;

  •
  The Plan enables us to provide competitive long-term incentive compensation;

  •
  Over the past three years, we have maintained a stock usage rate (i.e., burn rate) consistent with the median levels of our industry peer group, a practice we intend to continue under the Plan; and

  •
  The Plan, and the policies of our Compensation Committee, require established grant effective dates and restrict stock option repricing, discounted stock options and reload stock options.

        In this discussion, burn rate is defined as the number of shares of common stock covered by awards granted by the Company during the applicable fiscal year divided by the total number of shares of common stock outstanding as set forth in the balance sheet at the end of the applicable fiscal year. The burn rate for awards granted under our Existing Plan for fiscal years 2008, 2007 and 2006 was 2.7%, 1.5%, and 3.1%, respectively.

Summary of our 2009 Equity Incentive Plan

        The following summary of our 2009 Equity Incentive Plan is qualified by reference to the full text of the Plan, which is attached as Exhibit A to this Proxy Statement.

Eligibility

        The term "Awards" as used in this Item 2 of the Proxy Statement includes incentive stock options, non-statutory stock options, restricted awards, performance awards, and stock appreciation rights granted under the Plan. Our employees, consultants and directors and those of our affiliates are eligible for Awards, provided that incentive stock options may be granted only to employees. All other Awards, including non-statutory stock options, restricted awards, performance awards, and stock appreciation rights, may be granted to our employees, directors and consultants and those of our affiliates. Currently there are approximately 780 individuals who are eligible to participate in the Plan, but this number is subject to change from time to time. In addition, the maximum number of shares with respect to which Awards can be granted to any employee in any fiscal year is limited to 500,000 shares.

Administration of the Plan

        The Board of Directors shall administer the Plan, until the Board of Directors delegates the administration of the Plan to a committee. The Board of Directors has delegated the administration of the Plan to the Compensation Committee, who will administer the Plan with respect to Awards and to whom we refer as the "Administrator."

        The Administrator has the authority to:

  •
  construe and interpret the Plan and apply its provisions;

  •
  promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

  •
  authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

  •
  delegate its authority to one or more officers of the Company with respect to Awards that do not involve the Company's chief executive officer, or the four other highest compensated officers of the Company, or "insiders" within the meaning of Section 16 of the Exchange Act, subject to specified limits on the number of shares that may be granted pursuant to that delegation;

  •
  determine when Awards are to be granted under the Plan;

  •
  from time to time, select, subject to the limitations set forth in this Plan, those people to whom Awards shall be granted;

  •
  determine the number of shares of common stock to be made subject to each Award;

  •
  determine whether each option is to be an incentive stock option or a non-statutory stock option;

  •
  prescribe the terms and conditions of each award, including, without limitation, the exercise price and medium of payment, vesting provisions and right of repurchase provisions, and to specify the provisions of the award agreement relating to that grant or sale;

  •
  amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding award, subject to certain limitations;

  •
  determine the duration and purpose of leaves of absences which may be granted to a person without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to employees under the Company's employment policies;

  •
  make decisions with respect to outstanding options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and

  •
  exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

        The Administrator also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

Potential Dilution

        As shown in the table on page 22 of this Proxy Statement, at December 31, 2008, approximately 1,519,562 shares remained issuable under the Existing Plan. The total number of shares of common stock currently available for issuance under the Plan, which includes (a) 5,000,000 newly authorized shares of common stock plus (b) the Available Shares, represent approximately 22% percent of the Company's outstanding shares on March 31, 2009. This percentage does not include any shares of common stock underlying Prior Outstanding Unvested Shares that may be forfeited, cancelled or terminated for any reason without having been exercised in full and, as a result, become available to increase the number of shares of common stock available for Awards under the Plan. As of March 31, 2009, the market value of the common stock underlying the shares issuable upon exercise of options available for award under the terms of the Plan was $66,298,517 based upon a closing per share price of $11.81 as quoted on the NASDAQ Stock Market's Global Market on such date.

 Awards and Terms

  Types of Awards

        The following awards may be granted under the Plan: (i) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the "Code," (ii) non-statutory stock options not specifically authorized or qualified for favorable federal income tax consequences, (iii) restricted stock awards consisting of shares of common stock that are subject to a substantial risk of forfeiture (vesting) restriction for some period of time, (iv) unrestricted stock awards that are free of any vesting restrictions, (v) performance awards entitling the recipient to acquire shares of common stock or to vest in shares of common stock upon the attainment of specified performance goals and (vi) stock appreciation rights.

  Options

  •
  Exercise Price—Subject to certain exceptions, the exercise price of an incentive stock option or a non-statutory stock option, which we refer to collectively as "options," shall be at least 100% of the fair market value of the common stock subject to that option on the date that option is granted, provided that the exercise price of an incentive stock option granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, or of any of our affiliates, shall be at least 110% of the fair market value of the common stock subject to that option on the date of grant.

  •
  Expiration Date—No option shall be exercisable after the expiration of ten years from the date it was granted, provided that an incentive stock option granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, or of any of our affiliates, shall not be exercisable after the expiration of five years from the date of grant.

  •
  Consideration—The exercise price for common stock acquired pursuant to an option shall be paid either (a) in cash or by certified or bank check at the time the option is exercised or (b) upon those terms as the Administrator shall approve. The exercise price may be paid: (i) by delivery to the Company of other common stock, duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the exercise price due for the number of shares being acquired, or by means of attestation whereby the participant identifies for delivery specific shares of common stock that have been held for more than six months (or a longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a fair market value on the date of attestation equal to the exercise price and receives a number of shares of common stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of common stock, which we refer to as a "Stock for Stock Exchange", (ii) during any period for which the common stock is publicly traded, by a copy of instructions to a broker directing the broker to sell the common stock for which the option is exercised, and to remit to the Company the aggregate exercise price of the options; and (iii) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note, provided that during any period during which our common stock is publicly traded, an exercise with a promissory note or other transaction by a director or an executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by us, or our affiliates, in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under the Plan.

  •
  Vesting—The options may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Administrator may provide for an acceleration of vesting and exercisability in the terms of any option agreement upon the occurrence of any specified event. Unless otherwise specified in the terms of the option agreement, each option will become exercisable at a rate of 25% per year over the four-year period commencing on the option's grant date.

  •
  Transferability—An incentive stock option is only transferable by will or by the laws of descent and distribution, and shall only be exercisable during the lifetime of the optionholder by the optionholder. A non-statutory stock option may be transferable to a permitted transferee upon written approval by the Administrator to the extent provided in the option agreement. If a non-statutory stock option does not provide for transferability, then the non-statutory stock option shall only be transferable by will or by the laws of descent and distribution, and shall only be exercisable during the lifetime of the optionholder by the optionholder.

  •
  Termination—Unless otherwise provided in an option agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an optionholder's continuous service with the Company or its affiliates terminates (other than upon the optionholder's death or disability or termination by the Company for cause), the optionholder may exercise his or her option (to the extent that the optionholder was entitled to exercise the option as of the date of termination) within that period of time ending on the earlier of (a) the date three months following the termination of the optionholder's continuous service, or (b) the expiration of the term of the option as set forth in the option agreement. Unless otherwise provided in an option agreement or in an employment agreement the terms of which have been approved by the Administrator, or subject to certain other exceptions set forth in the Plan, outstanding options that are not exercisable at the time an optionholder's continuous service terminates for any reason other than for cause (including an optionholder's death or disability) shall be forfeited and expire at the close of business on the date of the termination. If the optionholder's continuous service terminates for cause, all outstanding options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of the termination for cause.

  Restricted Awards

  •
  Purchase Price—The Administrator shall determine the purchase price, if any, of the restricted awards, which may be stated as cash, property or prior services.

  •
  Consideration—The consideration for common stock acquired pursuant to a restricted award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock for Stock Exchange, or prior services that the Administrator determines have a value at least equal to the fair market value of the common stock, provided that during any period during which our common stock is publicly traded, an exercise with a promissory note or other transaction by a director or an executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by us, or our affiliates, in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under the Plan.

  •
  Vesting—Shares of common stock acquired under a restricted award may be subject to a restricted period that specifies a right of repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any restricted award, at any time, including in the event a change in control occurs.

  •
  Transferability—Shares of common stock acquired under a restricted award shall not be transferable by the participant until that time as the shares vest and the restrictions imposed by the terms and conditions set forth in the award agreement lapse.

  •
  Termination—Unless otherwise provided in a restricted award agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event a participant's continuous service terminates for any reason, the Company may exercise its right of repurchase or otherwise reacquire, or the participant shall forfeit the unvested portion of a restricted award acquired in consideration of prior or future services, and any or all of the shares of common stock held by the participant which have not vested as of the date of termination under the terms of the restricted award agreement shall be forfeited and the participant shall have no rights with respect to the award.

  Performance Awards

  •
  Performance goals—The Administrator in its sole discretion shall determine the performance goals applicable to each Award and the periods during which the performance is to be measured. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of shares under the performance award that will be granted or will vest if the performance goal is attained. Performance goals shall meet the requirements of Section 162(m) of the Code.

  •
  Transferability—Performance awards and all rights with respect to a performance award may not be sold, assigned, transferred, pledged or otherwise encumbered.

  •
  Termination—A participant's rights in a performance award shall automatically terminate upon the participant's termination of employment (or business relationship) with the Company and its affiliates for any reason.

  •
  Acceleration—At any time prior to the participant's termination of employment (or other business relationship) by the Company or its affiliates, the Administrator may in its sole discretion accelerate, waive, or amend any or all of the goals, restrictions or conditions imposed under any performance award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any performance award at any time, including in the event a change in control occurs.

  Stock Appreciation Rights

  •
  Restrictions on Grant—A stock appreciation right entitles the holder to receive the appreciation in the value of the common stock underlying the stock appreciation right. Stock appreciation rights may be granted alone, or provided certain requirements are met, in tandem with all or part of an option granted under the Plan. A stock appreciation right may only be granted if the stock appreciation right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements for nonqualified deferred compensation under Section 409A of the Code.

  •
  Exercise—The Administrator has discretion to settle the exercise of a stock appreciation right in stock or in cash. Generally, stock appreciation rights will be settled for stock and the participant shall have no right to receive a cash settlement. However, a participant may request that an exercise be settled in cash by a written request filed with the Company's Secretary during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following that date. Upon exercise of a stock appreciation right, the holder shall be entitled to receive from the Company, a number of shares of common stock, or in the discretion of the Administrator cash, with a value equal to the product of (i) the excess of the fair market value, on the date of the written request, of one share of common stock over the stock appreciation right exercise price per share specified in the stock appreciation right or its related option, multiplied by (ii) the number of shares for which the stock appreciation right shall be exercised.

  •
  Exercise Price—The exercise price of a stock appreciation right granted by itself shall be determined by the Administrator, but shall not be less than 100% of the fair market value of one share of common stock on the date of grant of the stock appreciation right. A stock appreciation right granted with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option.

  Term

        No award may be made under the Plan after April 6, 2019.

  Amendment of the Plan

        The Board of Directors may at any time amend or terminate the Plan, subject to approval by our stockholders to the extent stockholder approval is necessary under any applicable law or any NASDAQ listing standards. Subject to certain exceptions, an amendment of the Plan shall not impair the rights under any award granted before an amendment of the Plan unless (a) we request the consent of the participants under the Plan and (b) the participants consent in writing. However, the cancellation of an Award in exchange for cash equal to the fair market value of vested stock, or, in the case of options, the difference between the fair market value and the exercise price of the vested options that are subject to exercise, shall not be an impairment that requires consent.

  Amendment of Awards

        The Administrator may at any time amend the terms of one or more Awards, provided that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any award unless (a) the Company requests the consent of the participant and (b) the participant consents in writing. However, the cancellation of an Award in exchange for cash equal to the fair market value of vested stock, or, in the case of options, the difference between the fair market value and the exercise price of the vested options that are subject to exercise, shall not be an impairment that requires consent.

Federal Income Tax Consequences of the Plan

        The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise, and vesting of awards under the Plan and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local, and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

        Options.    The Code requires that, for treatment of an option as an incentive stock option, common stock acquired through the exercise of the option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an "item of tax preference,"

which may give rise to "alternative minimum tax" liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an option that otherwise qualifies as an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-statutory stock option for federal income tax purposes.

        A participant will not realize any income upon grant of a non-statutory stock option. Upon the exercise of a non-statutory stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the exercise price paid at the time of exercise. The Company will be able to deduct this same amount for federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        Restricted Stock.    A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted stock received by officers and directors who are subject to Section 16(b) of the Exchange Act. We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        Restricted Stock Units.    A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The Company will be able to deduct the amount of taxable compensation to the participant for federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        Stock Appreciation Rights.    A participant will not realize any income upon grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the stock appreciation right. The Company will be able to deduct this same amount for federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        Section 162(m).    In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation exceeding $1 million per year per person to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions. The Plan is intended to satisfy an exception with respect to grants of options and stock appreciation rights to such covered employees. In addition, the Plan is designed to permit granting of restricted stock and restricted stock units as performance awards intended to qualify under the "performance-based compensation" exception to Section 162(m) of the Code. However, the Company reserves the authority to award non-deductible compensation as it deems appropriate.

        Section 280G.    Awards that are granted, accelerated, or enhanced upon the occurrence of a change in control of the Company may give rise, in whole or in part, to "excess parachute payments" within the meaning of Section 280G of the Code and, to such extent, will be non-deductible by the Company and subject to a 20% excise tax on the participant. The Plan provides the Administrator discretion to provide for acceleration of awards upon a change in control.

  New Plan Benefits

        The number of Awards (i) that would have been received by or allocated to our executive officers, directors and employees for fiscal 2009 if the Plan had been in effect and (ii) that will be received by or allocated to our executive officers, directors and employees under the Plan is undeterminable because Awards under the Plan are discretionary.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF OUR 2009 EQUITY INCENTIVE PLAN.

ITEM 3:    RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Item 3 is the ratification the Company's engagement of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the current fiscal year ending December 31, 2009. Stockholder ratification of the appointment of our independent registered public accounting firm is not required by the Company's bylaws or otherwise. However, we are submitting this proposal to the stockholders as a matter of good corporate practice.

        The ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009, will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. All proxies will be voted to approve the appointment unless a contrary vote is indicated on the enclosed proxy card.

        We anticipate that a representative of Deloitte & Touche LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. The representative of Deloitte & Touche LLP will be afforded an opportunity to make a statement if he or she so desires at the Annual Meeting.

        If the appointment of Deloitte & Touche LLP is not ratified, we will reconsider the appointment. Even if the appointment is ratified, we may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such change would be in the best interests of the Company and its stockholders.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

 AUDIT AND NON-AUDIT FEES

        The following table sets forth the aggregate fees billed to the Company by Deloitte & Touche LLP and Stonefield Josephson, Inc. ("Stonefield Josephson") for the audit of our financial statements for 2008 and 2007, and for other services provided by those firms during those periods:

	Year Ended December 31,
	2008	2007
Audit fees(1)	$1,694,634	$1,273,328
Audit-related fees	—	—
Tax fees(2)	—	4,520
All other fees(3)	1,500	1,500

Total fees	$1,696,134	$1,279,348

    (1)
    The audit fees for 2008 include amounts paid to Deloitte & Touche LLP and Stonefield Josephson of $1,574,213 and $120,421, respectively. The audit fees for 2007 include amounts paid to Deloitte & Touche LLP and Stonefield Josephson of $681,275 and $592,053, respectively.

    (2)
    The tax fees for 2007 were paid to Stonefield Josephson for research of income tax matters.

    (3)
    All other fees were paid to Deloitte & Touche LLP for accounting policy research tool subscriptions.

        The Board formally dismissed Stonefield Josephson as the Company's independent registered public accounting firm on May 11, 2007, effective as of that date. On May 11, 2007, Deloitte & Touche LLP was engaged as our independent registered public accounting firm. The reports of Deloitte & Touche LLP on our financial statements for the fiscal years ended December 31, 2008 and 2007, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the fiscal years ended December 31, 2008 and 2007.

Pre-Approval Policy

        Our Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the specific service or category of service and is generally subject to a specific budget. The independent auditor and management are required to periodically communicate to our Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All audit and permissible non-audit services provided to us in 2008 and 2007 were approved by the Audit Committee.

 REPORT OF THE AUDIT COMMITTEE

        THE AUDIT COMMITTEE REPORT IS NOT DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC OR SUBJECT TO THE SEC'S PROXY RULES OR THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT AND THE REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY PRIOR OR SUBSEQUENT FILING BY THE COMPANY UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE INFORMATION CONTAINED IN THE REPORT BY REFERENCE THEREIN.

        Responsibilities.    The responsibilities of the Audit Committee include hiring the independent registered public accounting firm to audit the Company's consolidated financial statements. Our management has primary responsibility for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and our internal controls over financial reporting in accordance with generally accepted auditing standards and for issuing reports thereon. The Audit Committee's responsibility is to evaluate the performance and independence of our independent registered public accounting firm, oversee our internal controls and the activities of our internal audit department (if any).

        Review with Management and Independent Accountants.    In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2008, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements with management and the independent registered public accounting firm;

  •
  discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114 (The Auditor's Communication With Those Charged With Governance) and other matters, including Rule 2-07 of Regulation S-X; and

  •
  received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and discussed with the independent registered public accounting firm the independent accountant's independence from the Company and its management.

        Conclusion.    Based upon the Audit Committee's discussions with management and the independent accountants, the Audit Committee's review of the representations of management and the reports of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended the inclusion of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC.

        Appointment of Independent Auditors.    On February 26, 2009, the Audit Committee reappointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

Respectfully Submitted by the Audit Committee of the Board of Directors,

Joseph Coulombe (Chairman) G. Louis Graziadio, III Robert L. Harris, II

 PRINCIPAL STOCKHOLDERS

        The following table sets forth information regarding beneficial ownership of our common stock as of March 31, 2009, by:

  •
  each of our directors;

  •
  each of our Named Executive Officers;

  •
  all of our directors and Named Executive Officers as a group; and

  •
  all other stockholders known by us to beneficially own more than 5% of our outstanding common stock.

        Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the date as of which this information is provided, and not subject to repurchase as of that date, are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

        Except as indicated in the notes to this table, and except pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by them. Percentage ownership is based on 25,356,144 shares of common stock outstanding on March 31, 2008. Unless otherwise indicated, the address for each of the stockholders listed below is c/o True Religion Apparel, Inc., 2263 E. Vernon Avenue, Vernon, California 90058

	Beneficial Ownership
Beneficial Owner	Number of Shares (#)	Percent of Total (%)
Jeffrey Lubell(1)	1,178,257	4.64%
Michael Buckley	467,465	1.84%
Peter F. Collins	238,202	*
Kelly Gvildys	29,871	*
Marcello Bottoli	6,000	*
Joseph Coulombe	34,544	*
G. Louis Graziadio, III	25,544	*
Robert L. Harris	33,544	*
Mark S. Maron	39,544	*
Columbia Wanger Asset Management, L.P.(2)	3,125,258	12.33%
Wellington Management Company, LLP(3)	1,808,789	7.13%
Executive Officers and Directors as Group	2,052,971	8.10%

*
Denotes less than 1%

(1)
Includes 74,552 shares held by a trust of which Mr. Lubell is the trustee.

(2)
Based on Schedule 13G/A filed on February 9, 2009 by Columbia Wanger Asset Management, L.P., whose address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The figure reported includes shares held by Columbia Acorn Trust, a Massachusetts business trust that is advised by Columbia Wanger Asset Management, L.P. Columbia Acorn Trust holds approximately 8.05% of the total outstanding shares of the Company's common stock.

(3)
Based on Schedule 13G/A filed on February 17, 2009 by Wellington Management Company, LLP, whose address is 75 State Street, Boston Massachusetts 02109. The figure reported includes shares held of record by clients of Wellington Management Company, LLP.

 Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, officers (including a person performing a principal policy making function) and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities of ours. Directors, officers and 10% holders are required by SEC's regulations to send us copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms sent to us and the representations made by the reporting persons to us, other than as described below, we believe that during the fiscal year ended December 31, 2008 our directors, officers and 10% holders complied with all filing requirements under Section 16(a) of the Exchange Act.

        Jeffrey Lubell filed a late Form 4 on January 15, 2008 to report the disposition of shares of common stock to pay the withholding tax in connection with the vesting of restricted shares on June 11, 2007, January 2, 2008, January 4, 2008 and January 10, 2008.

        Michael F. Buckley filed a late Form 4 on January 14, 2008, to report the disposition of shares of common stock to pay the withholding tax in connection with the vesting of restricted shares on January 2, 2007, April 24, 2007 and January 2, 2008.

                      ON BEHALF OF THE BOARD OF DIRECTORS

                      Peter F. Collins
                      Chief Financial Officer and Assistant Secretary

April 14, 2009
2263 E. Vernon Avenue
Vernon, California 90058

EXHIBIT A

TRUE RELIGION APPAREL, INC.
2009 EQUITY INCENTIVE PLAN

1.     Purpose; Eligibility.

        1.1    General Purpose.    The name of the Plan is the True Religion Apparel, Inc. 2009 Equity Incentive Plan. The purpose of the Plan is to enable the Company and any Affiliate to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

        1.2    Eligible Award Recipients.    The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.

        1.3    Available Awards.    The Plan provides a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of one or more of the following Awards: (a) Incentive Stock Options, (b) Non-statutory Stock Options, (c) Restricted Awards (Restricted Stock and Restricted Stock Units), (d) Performance Awards and (e) Stock Appreciation Rights.

2.     Definitions.

        2.1    "Administrator" means the Board or the Committee appointed by the Board in accordance with Section 3.5.

        2.2    "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Code Sections 424(e) and (f), respectively.

        2.3    "Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-statutory Stock Option, a Restricted Award (Restricted Stock and Restricted Stock Units), a Performance Award, and a Stock Appreciation Right.

        2.4    "Award Agreement" means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement will be subject to the terms and conditions of the Plan and need not be identical.

        2.5    "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person will be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time, the satisfaction of performance goals, or both. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

        2.6    "Board" means the Board of Directors of the Company.

        2.7    "Cashless Exercise" has the meaning set forth in Section 6.3.

        2.8    "Change in Control" means (a) with respect to any Participant who is a party to an employment or service agreement with the Company or any Affiliate and such agreement provides for a definition of change in control, solely for purposes of Award vesting or exercisability or lapsing of restrictions on Awards, as defined therein; and (b) with respect such Participants for all other purposes and to all other Participants for all purposes, "Change in Control" means:

            (i)  The direct or indirect sale, transfer, or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company to any Person;

           (ii)  The Incumbent Directors cease for any reason to constitute a majority of the Board;

          (iii)  The adoption of a plan relating to the liquidation or dissolution of the Company; or

          (iv)  The consummation of any transaction (including, without limitation, any merger, consolidation or exchange) the result of which is that any Person becomes the Beneficial Owner of more than 50% of the voting power of the Company.

        The foregoing notwithstanding, a transaction will not constitute a Change in Control if (i) its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company's securities immediately before such transaction; (ii) it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a security on an interdealer quotation system; or (iii) solely because 50% or more of the total voting power of the Company's then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit Plans of the Company or any Affiliate, or (B) any company that, immediately before such acquisition, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately before such acquisition.

        2.9    "Code" means the Internal Revenue Code of 1986, as amended.

        2.10    "Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.

        2.11    "Common Stock" means the common stock of the Company.

        2.12    "Company" means True Religion Apparel, Inc., a Delaware corporation.

        2.13    "Consultant" means any natural person who provides bona fide consulting or advisory services to the Company or an Affiliate pursuant to a written agreement, so long as such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

        2.14    "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service will not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service will be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

        2.15    "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Code Section 162(m)(3) and the regulations and interpretive guidance promulgated thereunder.

        2.16    "Date of Grant" means, if the key terms and conditions of the Award are communicated to the Participant within a reasonable period following the Administrator's action, the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the

Common Stock or, if a subsequent date is set forth in such resolution or determined by the Administrator as the Date of Grant, then such date as is set forth in such resolution. In any situation where the terms of the Award are subject to negotiation with the Participant, the Date of Grant will not be earlier than the date the key terms and conditions of the Award are communicated to the Participant.

        2.17    "Detrimental Activity" means: (a) violation of the terms of any agreement with the Company concerning non-disclosure, confidentiality, intellectual property, privacy or exclusivity; (b) disclosure of the Company's confidential information to anyone outside the Company, without prior written authorization from the Company, or in conflict with the interests of the Company, whether the confidential information was acquired or disclosed by the Participant during or after employment by the Company; (c) failure or refusal to disclose promptly or assign to the Company all right, title and interest in any invention, work product or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the interests of the Company or, the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (d) activity that is discovered to be grounds for or results in termination of the Participant's employment for Misconduct; (e) any breach of a restrictive covenant contained in any employment agreement, Award Agreement or other agreement between the Participant and the Company, during any period for which a restrictive covenant prohibiting Detrimental Activity, or other similar conduct or act, is applicable to the Participant during or after employment by the Company; (f) any attempt directly or indirectly to induce any Employee of the Company to be employed or perform services or acts in conflict with the interests of the Company; (g) any attempt, in conflict with the interests of the Company, directly or indirectly, to solicit the trade or business of any current or prospective customer, client, supplier or partner of the Company; (h) the conviction of, or guilty plea entered by, the Participant for any felony or a crime involving moral turpitude whether or not connected with the Company; or (i) the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company.

        2.18    "Director" means a member of the Board.

        2.19    "Disability" means the Participant's inability to perform substantially his or her duties to the Company or any Affiliate by reason of a medically determinable physical or mental impairment that is expected to last for a period of six months or longer or to result in death; provided, however, that for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.9 hereof, the term Disability has the meaning ascribed to it under Code Section 22(e)(3). The Administrator shall determine whether an individual has a Disability under procedures established by the Administrator. Except in situations where the Administrator is determining Disability within the meaning of Code Section 22(e)(3) for purposes of the term of an Incentive Stock Option pursuant to Section 6.9 hereof, the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

        2.20    "Effective Date" has the meaning set forth in Section 15 of the Plan.

        2.21    "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate is not sufficient to constitute "employment" by the Company or an Affiliate.

        2.22    "Established Securities Market" means a national securities exchange that is registered under Section 6 of the Exchange Act; a foreign national securities exchange that is officially recognized, sanctioned, or supervised by governmental authority; and any over-the-counter market that is reflected by the existence of an interdealer quotation system.

        2.23    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.24    "Exercise Price" has the meaning set forth in Section 6.2 of the Plan.

        2.25    "Fair Market Value" means, as of any date, the value of the Common Stock determined using a method consistent with the definition of fair market value found in Section 1.409A-1(b)(5)(iv) of the Treasury Regulations, and will be determined using a method that is a presumptively reasonable valuation method thereunder as determined below.

          (a)   On any date on which shares of the Company's Common Stock are readily tradable on an Established Securities Market, if the Common Stock is admitted to trading on an exchange or market for which closing prices are reported on any date, Fair Market Value may be determined based on the last sale before or the first sale after the Date of Grant of an Award; the closing price on the trading day before the Date of Grant of an Award or on the Date of Grant; or may be based on an average selling price during a specified period that is within 30 days before or 30 days after the Date of Grant of the Award, provided that the commitment to grant an Award based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of Awards under the same and substantially similar programs.

          (b)   If the Common Stock is readily tradable on an Established Securities Market but closing prices are not reported, Fair Market Value may be determined based upon the average of the highest bid and lowest asked prices of the Common Stock reported on the trading day before the Date of Grant of an Award or on the Date of Grant; or may be based upon an average of the highest bid and lowest asked prices during a specified period that is within 30 days before or 30 days after the Date of Grant of the Award, provided that the commitment to grant an Award based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of Awards under the same and substantially similar programs.

          (c)   If the Common Stock is not readily tradable on an Established Securities Market, the Administrator shall determine the Fair Market Value through the reasonable application of a reasonable valuation method based on the facts and circumstances as of the valuation date, including, at the election of the Administrator, by an independent appraisal that meets the requirements of Code Section 401(a)(28)(C) and the regulations promulgated thereunder as of a date that is no more than 12 months before the relevant transaction to which the valuation is applied (for example, an Option's Date of Grant) and such determination will be conclusive and binding on all persons.

        2.26    "Free Standing SAR" has the meaning set forth in Section 7.3(a).

        2.27    "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        2.28    "Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) will be an Incumbent Director. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board will be an Incumbent Director.

        2.29    "Insider" means an individual subject to Section 16 of the Exchange Act and includes an Officer, a Director, or any other person who is directly or indirectly the Beneficial Owner of more than 10% of any class of any equity security of the Company (other than an exempted security) that is registered pursuant to Section 12 of the Exchange Act.

        2.30    "Market Stand-Off" has the meaning set forth in Section 14.

        2.31    "Misconduct" means, (a) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or any Affiliate and such agreement or policy manual provides for a definition of misconduct, cause, or other similar conduct or act, as defined therein; and (b) with respect to all other Participants, (i) the commission of any act of fraud, embezzlement, breach of fiduciary duty, or dishonesty; (ii) any unauthorized use or disclosure of confidential information or trade secrets of the Company (or any Affiliate); or (iii) any other intentional improper conduct adversely affecting the business or affairs of the Company (or any Affiliate) in a material manner. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Misconduct.

        2.32    "Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

        2.33    "Non-statutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        2.34    "Officer" means (a) before the first date upon which any security of the Company is registered under Section 12 of the Exchange Act, any person designated by the Company as an officer; and (b) on and after the first date upon which any security of the Company is registered under Section 12 of the Exchange Act, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        2.35    "Option" means an Incentive Stock Option or a Non-statutory Stock Option granted pursuant to the Plan.

        2.36    "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan and need not be identical.

        2.37    "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        2.38    "Outside Director" means a Director who is an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3).

        2.39    "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

        2.40    "Performance Award" means an Award granted pursuant to Section 7.2.

        2.41    "Permitted Transferee" means (a) any spouse, parents, siblings (by blood, marriage or adoption) or lineal descendants (by blood, marriage or adoption) of a Participant; (b) any trust or other similar entity for the benefit of a Participant or the Participant's spouse, parents, siblings or lineal descendants; provided, however, that any transfer made by a Participant to a Permitted Transferee may only be made if the Permitted Transferee, prior to the time of transfer of stock, agrees in writing to be bound by the terms of the Plan and provides written notice to the Company of such transfer.

        2.42    "Person" means an individual, partnership, limited liability company, corporation, association, joint stock company, trust, joint venture, labor organization, unincorporated organization, governmental entity or political subdivision thereof, or any other entity, and includes a syndicate or group as such terms are used in Section 13(d)(3) or 14(d)(2) of the Exchange Act.

        2.43    "Plan" means this True Religion Apparel, Inc. 2009 Equity Incentive Plan.

        2.44    "Prior Plan" means the Company's 2005 Stock Incentive Plan.

        2.45    "Prohibited Personal Loan" means any direct or indirect extension of credit or arrangement of an extension of credit to a Director or executive officer (or equivalent thereof) by the Company or an Affiliate that is prohibited by Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act).

        2.46    "Restricted Award" means any Award granted pursuant to Section 7.1, including Restricted Stock and Restricted Stock Units.

        2.47    "Restricted Period" has the meaning set forth in Section 7.1.

        2.48    "Restricted Stock" has the meaning set forth in Section 7.1.

        2.49    "Restricted Stock Unit" means a hypothetical Common Stock unit having a value equal to the Fair Market Value of an identical number of shares of Common Stock as determined in Section 7.1.

        2.50    "Right of Repurchase" means the Company's option to repurchase unvested Common Stock acquired under the Plan upon the Participant's termination of Continuous Service pursuant to Section 10.5.

        2.51    "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        2.52    "Rule 701" means Rule 701 promulgated under the Securities Act.

        2.53    "Securities Act" means the Securities Act of 1933, as amended.

        2.54    "Stock Appreciation Right" or "SAR" means the right pursuant to an Award granted under Section 7.3 to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Common Stock covered by such right or such portion thereof, over (B) the aggregate Strike Price of such right or such portion thereof.

        2.55    "Stock for Stock Exchange" has the meaning set forth in Section 6.3.

        2.56    "Strike Price" means the threshold value per share of Common Stock, the excess over which will be payable upon exercise of a Stock Appreciation Right, as determined by the Administrator pursuant to Section 7.3(d) and set forth in the Award Agreement for a Stock Appreciation Right.

        2.57    "Surviving Entity" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company will be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities that the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction will be disregarded. Further, outstanding voting securities of an entity will be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time whether or not contingent on the satisfaction of performance goals) into shares entitled to vote.

        2.58    "Tandem SAR" has the meaning set forth in Section 7.3(a).

        2.59    "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     Administration.

        3.1    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.5.

        3.2    Powers of Administrator.    The Administrator will have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.

        3.3    Specific Powers.    In particular, the Administrator will have the authority (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or Insiders, provided such delegation is pursuant to a resolution that specifies the total number of shares of Common Stock that may be subject to Awards by such Officer and such Officer may not make an Award to himself or herself; (e) to determine when Awards are to be granted under the Plan; (f) from time to time to select, subject to the limitations set forth in the Plan, those Participants to whom Awards will be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether each Option is to be an Incentive Stock Option or a Non-statutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the Strike Price or Exercise Price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (j) subject to the restrictions applicable under Section 12.5, to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, the purchase price, Exercise Price or Strike Price, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award, such amendment will also be subject to the Participant's consent (for the avoidance of doubt, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to an Option and the Exercise Price, will not constitute an impairment of the Participant's rights that requires consent); (k) to determine the duration and purpose of leaves of absences that may be granted to a Participant without constituting termination of their Continuous Service for purposes of the Plan, which periods will be no shorter than the periods generally applicable to Employees under the Company's employment policies or as required under applicable law; (l) to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers capital adjustments; and (m) to exercise discretion to make any and all other determinations that it may determine to be necessary or advisable for administration of the Plan.

        3.4    Decisions Final.    All decisions made by the Administrator pursuant to the provisions of the Plan will be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

        3.5    The Committee.

          (a)   General.    The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" will apply to any person or persons to whom such authority has been delegated. If administration is delegated to a

  Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board or the Administrator will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee will be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and shall keep minutes of all of its meetings. Subject to the limitations prescribed by the Plan and the Board, the Committee shall establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

        3.6    Committee Composition when Common Stock is Registered.    At such time as the Common Stock is required to be registered under Section 12 of the Exchange Act, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board will have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3, Code Section 162(m), or both. If, however, the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any Insider, the Committee shall at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Code Section 162(m) or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then Insiders. Nothing herein is intended to create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

        3.7    Indemnification.    In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Company shall indemnify the Administrator against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner that such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was lawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or Committee member shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.     Shares Subject to the Plan.

        4.1    Share Reserve.    Subject to the provisions of Section 11.1 relating to adjustments upon changes in Common Stock, the shares that may be issued pursuant to Awards will consist of the Company's authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock that may be issued upon exercise of all Awards under the Plan will not exceed 6,963,045 shares of Common Stock, all of which may be used for Incentive Stock Options or any other Awards. Such limitation consists of the sum of (a) 613,761 shares of Common Stock available for issuance under the Prior Plan as of the date of the stockholders' approval of the Plan; (b) up to 1,349,284 shares of Common Stock that are issuable upon exercise of awards pursuant to the Prior Plan or that were otherwise awarded under the Prior Plan, that on or after the date of the stockholders' approval of the Plan are forfeited, cancelled, expired unexercised, or settled in cash; and (c) an additional 5,000,000 shares of Common Stock to be approved by the Company's stockholders. Upon the date of the stockholders' approval of the Plan, no awards may be granted under the Prior Plan.

        4.2    Reversion of Shares to the Share Reserve.    If any Award for any reason expires or otherwise terminates, in whole or in part, the shares of Common Stock not acquired under such Award will revert to and again become available for issuance under the Plan. If the Company reacquires shares of Common Stock issued under the Plan pursuant to the terms of any forfeiture provision, including the Right of Repurchase of unvested Common Stock under Section 10.5, such shares will again be available for purposes of the Plan. Each share of Common Stock subject to any Award granted hereunder will be counted against the share reserve set forth in Section 4.1 on the basis of one share for every share subject thereto. Notwithstanding anything herein to the contrary, shares of Common Stock used to pay the required Exercise Price or tax obligations, or shares not issued in connection with settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant will not be available again for other Awards under the Plan. Awards or portions thereof that are settled in cash and not in shares of Common Stock will not be counted against the foregoing maximum share limitations. On and after the date of the stockholders' approval of the Plan, any shares of Common Stock that are forfeited or cancelled, expire unexercised, or settled in cash under the Prior Plan will be available, subject to the limitations set forth in this Section 4.2, for issuance under the Plan.

        4.3    Source of Shares.    The shares of Common Stock subject to the Plan may be authorized but unissued Common Stock or reacquired Common Stock bought on the market, pursuant to any forfeiture provision or Right of Repurchase, or otherwise.

5.     Eligibility.

        5.1    Eligibility for Specific Awards.    Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

        5.2    Ten Percent Stockholders.    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Exercise Price of such Option is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.

        5.3    Section 162(m) Limitation.    Subject to the provisions of Section 11.1 relating to adjustments upon changes in the shares of Common Stock, no Employee will be eligible to be granted Awards covering more than 500,000 shares in the aggregate during any calendar year.

        5.4    Directors.    Each Director of the Company will be eligible to receive discretionary grants of Awards under the Plan. If the Board or the Compensation Committee of the Board separately has adopted or in the future adopts a compensation policy covering some or all Directors that provides for a predetermined formula grant that specifies the type of Award, the timing of the Date of Grant and the number of shares to be awarded under the terms of the Plan, such formula grant will be incorporated by reference and will be administered as if such terms were provided under the terms of the Plan without any requirement that the Administrator separately take action to determine the terms of such Awards.

6.     Option Provisions.

        Each Option will be in such form and will contain such terms and conditions as the Administrator deems appropriate. All Options will be separately designated Incentive Stock Options or Non-statutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company will have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time. The provisions of separate Options need not be identical, but each Option will include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        6.1    Term.    Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Option will be exercisable after the expiration of 10 years from the Date of Grant.

        6.2    Exercise Price.    The exercise price per share of Common Stock for each Option (the "Exercise Price") will not be less than 100% of the Fair Market Value of such share on the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the Exercise Price will be no less than 110% of the Fair Market Value per share on the Date of Grant. Notwithstanding the foregoing, an Option granted pursuant to an assumption or substitution for another stock option in a manner satisfying the provisions of Section 424(a) of the Code, as if the Option was a statutory stock option, may be granted with an Exercise Price lower than the Fair Market Value per share on the Date of Grant.

        6.3    Consideration.    The Optionholder shall pay the Exercise Price of Common Stock acquired pursuant to an Option, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised, or (b) in the Administrator's discretion and upon such terms as the Administrator approves: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock held by the Participant that have a Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) during any period for which the Common Stock is readily tradable on an Established Securities Market by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "Cashless Exercise"); (iii) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note; provided, however, if applicable law requires, the Optionholder shall pay the par value (if any) of Common Stock, if newly issued, in cash or cash equivalents. The interest rate payable under the terms of the promissory note may not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, the holder shall pledge to the Company shares of Common Stock having a Fair Market Value at least equal to the principal amount of any such loan as security for payment of the unpaid balance of the loan and such pledge must be evidenced by a pledge agreement, the terms of which the Administrator shall determine, in its discretion; provided, however, that each loan must comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless the Administrator determines otherwise, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other shares of Common Stock acquired, directly or indirectly from the Company, will be paid only by shares of Common Stock that have been held for more than six months (or such longer or shorter period as may be required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Company has any class of its securities listed on a national securities exchange in the United States, has securities registered under Section 12 of the Exchange Act, is required to file reports under Section 13(a) or 15(d) of the Exchange Act, or has a registration statement pending under the Securities Act, an exercise with a promissory note or other transaction by an Optionholder that involves or may involve a Prohibited Personal Loan is prohibited with respect to any Option under the Plan. Unless otherwise provided in the terms of an Option Agreement, payment of the Exercise Price by a Participant who is an Officer, Director, or other Insider in the form of a Stock for Stock Exchange is subject to pre-approval by the Administrator, in its sole discretion. The Administrator shall document any such pre-approval in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

        6.4    Transferability of an Incentive Stock Option.    An Incentive Stock Option will not be transferable except by will or by the laws of descent and distribution and will be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, will thereafter be entitled to exercise the Option.

        6.5    Transferability of a Non-statutory Stock Option.    A Non-statutory Stock Option may, in the sole discretion of the Administrator, be transferable to a Permitted Transferee upon written approval by the Administrator to the extent provided in the Option Agreement. A Permitted Transferee includes: (a) a transfer by gift or domestic relations order to a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons (or the Optionholder) have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Administrator in connection with a program established and approved by the Administrator pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of such Non-statutory Stock Option; and (c) such other transferees as may be permitted by the Administrator in its sole discretion. If the Non-statutory Stock Option does not provide for transferability, then the Non-statutory Stock Option will not be transferable except by will or by the laws of descent and distribution and will be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, will thereafter be entitled to exercise the Option.

        6.6    Vesting Generally.    The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. The Administrator may, but will not be required to, provide that no Option may be exercised for a fraction of a share of Common Stock. The Administrator may, but will not be required to, provide for an acceleration of vesting and exercisability in the terms of any Option Agreement upon the occurrence of a specified event. Unless otherwise specified in the terms of any Option Agreement, each Option granted pursuant to the terms of the Plan will become exercisable at a rate of 25% per year over the four-year period commencing on the Date of Grant of the Option.

        6.7    Termination of Continuous Service.    Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability or termination by the Company for Misconduct), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option will terminate. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise provided in Sections 6.8, 6.9, and 6.10 of the Plan, outstanding Options that are not exercisable at the time an Optionholder's Continuous Service terminates for any reason other than for Misconduct (including an Optionholder's death or Disability) will be forfeited and expire at the close of business on the date of such termination. If the Optionholder's Continuous Service terminates for Misconduct, all outstanding Options (whether or not vested) will be forfeited and expire as of the beginning of business on the date of such termination for Misconduct.

        6.8    Extension of Termination Date.    An Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason (other than upon the Optionholder's death or Disability or termination by the Company for Misconduct) would violate any applicable federal, state or local law, the Option will terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1, or (b) the date that is thirty days after the exercise of the Option would no longer violate any applicable federal, state or local law.

        6.9    Disability of Optionholder.    Unless otherwise provided in an Option Agreement or in an employment or service agreement the terms of which have been approved by the Administrator, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option will terminate.

        6.10    Death of Optionholder.    Unless otherwise provided in an Option Agreement or in an employment or service agreement the terms of which have been approved by the Administrator, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option will terminate.

        6.11    Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value of Common Stock on the Date of Grant with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) will be treated as Non-statutory Stock Options.

        6.12    Early Exercise.    The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. In such case, the shares of Common Stock acquired on exercise will be subject to the vesting schedule that otherwise would apply to determine the exercisability of the Option. Any unvested shares of Common Stock so purchased may be subject to any other restriction the Administrator determines to be appropriate.

        6.13    Transfer, Approved Leave of Absence.    For purposes of Incentive Stock Options, no termination of employment by an Employee will be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the period of such leave does not exceed three months or, if longer, the Employee's right to re-employment is guaranteed either by a statute or by contract.

        6.14    Disqualifying Dispositions.    Any Participant who makes a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option will be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

7.     Provisions of Awards Other Than Options.

        7.1    Restricted Awards.    A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Administrator shall determine. Each Restricted Award will be in such form and will contain such terms, conditions and Restricted Periods as the Administrator deems appropriate, including the treatment of dividends or dividend equivalents, as the case may be. The terms and conditions of the Restricted Award may change from time to time, and the terms and conditions of separate Restricted Awards need not be identical, but each Restricted Award will include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (a)   Purchase Price.    The purchase price of Restricted Awards, if any, will be determined by the Administrator, and may be stated as cash, property, or prior or future services.

          (b)   Consideration.    The Participant shall pay the consideration for Common Stock acquired pursuant to the Restricted Award either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock for Stock Exchange, or prior or future services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock. Notwithstanding the foregoing, during any period for which the Company has any class of its securities listed on a national securities exchange in the United States, has securities registered under Section 12 of the Exchange Act, is required to file reports under Section 13(a) or 15(d) of the Exchange Act, or has a registration statement pending under the Securities Act, payment with a promissory note or other transaction by a Participant that involves or may involve a Prohibited Personal Loan is prohibited with respect to any Restricted Award under the Plan.

          (c)   Vesting.    The Restricted Award, and any shares of Common Stock acquired under the Restricted Award, may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company, or forfeiture where the consideration was in the form of services, in accordance with a vesting schedule to be determined by the Administrator. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Restricted Award, at any time, including in the event a Change in Control occurs. The Administrator in its discretion may grant a Restricted Award that is, in whole or in part, vested upon grant and not subject to a Restricted Period. Unless otherwise specified in the terms of any Award Agreement, each Restricted Award granted pursuant to the terms of the Plan will become exercisable at a rate of 25% per year over the four-year period commencing on the Date of Grant of the Restricted Award.

          (d)   Termination of Participant's Continuous Service.    Unless otherwise provided in a Restricted Award or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant's Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit the unvested portion of a Restricted Award acquired in consideration of services, and any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Award will be forfeited and the Participant will have no rights with respect to the Award.

          (e)   Transferability.    Rights to acquire shares of Common Stock under the Restricted Award will be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the Restricted Award remains subject to the terms of the Award Agreement.

          (f)    Concurrent Tax Payment.    The Administrator, in its sole discretion, may (but will not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after-tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of Restricted Stock for which an election under Code Section 83(b) may be required.

          (g)   Lapse of Restrictions.    Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator (including, without limitation, the Participant's satisfaction of applicable tax withholding obligations attributable to the Award), the restrictions applicable to the Restricted Award will lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed will be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a Restricted Award, to the Participant or the Participant's beneficiary or estate, as the case may be, unless such Restricted Award is subject to a deferral condition that complies with Section 409A of the Code and the regulations thereunder as may be allowed or required by the Administrator in its sole discretion. The Company will not be required to deliver any fractional share of Common Stock but shall pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant's beneficiary or estate, as the case may be. With respect only to Restricted Stock Units, unless otherwise subject to a deferral condition that complies with Section 409A of the Code, the Common Stock certificate will be issued and delivered and the Participant will be entitled to the beneficial ownership rights of such Common Stock not later than (i) the later of (A) the date that is 2 1/2 months after the end of the

  Participant's taxable year for which the Restricted Period ends and the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture, or (B) the date that is 2 1/2 months after the end of the Company's taxable year for which the Restricted Period ends and the Restricted Stock Unit is no longer subject to a substantial risk of forfeiture; or (ii) such earlier date as may be necessary to avoid application of Section 409A of the Code to such Award.

        7.2    Performance Awards.

          (a)   Nature of Performance Awards.    A Performance Award is an Award entitling the recipient to vest in or acquire shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock that will be settled in the form of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards will be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Awards under the Plan.

          (b)   Performance Goals.    Performance goals will be based on a pre-established objective formula or standard that specifies the manner of determining the number of shares of Common Stock under the Performance Award that will be granted or will vest if the performance goal is attained. The Administrator shall determine the performance goals before the time that 25% of the service period has elapsed, but not later than 90 days after the commencement of the service period to which the performance goal relates. Performance goals may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria include the following: revenue; sales; earnings before all or any of interest expense, taxes, depreciation and/or amortization ("EBIT," "EBITA," or "EBITDA"); operating income; operating income per share; pre-tax or after-tax income; net cash provided by operating activities; cash available for distribution; cash available for distribution per share; working capital and components thereof; sales (net or gross) measured by product line, territory, customer or customers, or other category; return on equity or average stockholders' equity; return on assets; return on capital; enterprise value or economic value added; share price performance; improvements in the Company's attainment of expense levels; implementing or completion of critical projects; improvement in cash-flow (before or after tax) ; net earnings; earnings per share; earnings from continuing operations; net worth; credit rating; levels of expense, cost or liability by category, operating unit or any other delineation; or any increase or decrease of one or more of the foregoing over a specified period; or the occurrence of a Change in Control. A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance goals will be objective and, if the Company is required to be registered under Section 12 of the Exchange Act, will otherwise meet the requirements of Section 162(m) of the Code. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee will (unless the Administrator determines otherwise) provide that in the event of the Participant's termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, the Administrator shall determine. Such objective performance goals are not required to be based on increases in a specific business criterion, but may be based on maintaining the status quo or limiting economic losses. With respect to Participants who are not Covered Employees, performance goals may also include such objective or subjective performance goals as the Administrator may, from time to time, establish.

          (c)   Restrictions on Transfer.    Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

          (d)   Satisfaction of Performance Goals.    A Participant will be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator), including, without limitation, the Participant's satisfaction of applicable tax withholding obligations attributable to the Award. With respect only to a Performance Award that is denominated in hypothetical Common Stock units, the Common Stock certificate will be issued and delivered and the Participant will be entitled to the beneficial ownership rights of such Common Stock not later than (i) the later of (A) the date that is 2 1/2 months after the end of the Participant's taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Performance Award is no longer subject to a substantial risk of forfeiture, or (B) the date that is 2 1/2 months after the end of the Company's taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Performance Award is no longer subject to a substantial risk of forfeiture; or (ii) such other date as may be necessary to avoid application of Section 409A of the Code to such Award.

          (e)   Termination.    Except as may otherwise be provided by the Administrator at any time, a Participant's rights in all Performance Awards will automatically terminate upon the Participant's termination of employment (or business relationship) with the Company and its Affiliates for any reason.

          (f)    Acceleration, Waiver, Etc.    Before the first date on which any class of the Company's common equity securities is required to be registered under Section 12 of the Exchange Act or after such date with respect to Participants who are not Covered Employees, at any time before the Participant's termination of Continuous Service by the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 12 hereof, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Award at any time, including in the event a Change in Control occurs. Notwithstanding the foregoing, with respect to a Covered Employee, after the first date on which any class of the Company's common equity securities is required to be registered under Section 12 of the Exchange Act, no amendment or waiver of the performance goal will be permitted, and no acceleration of payment (other than in the form of Common Stock) will be permitted unless the performance goal has been attained and the Award is discounted to reasonably reflect the time value of money attributable to such acceleration.

          (g)   Certification.    Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards will not be settled until the Administrator has made the certification specified under this Section 7.2(f).

        7.3    Stock Appreciation Rights.

          (a)   General.    Stock Appreciation Rights may be granted either alone ("Free Standing SARs") or, provided the requirements of Section 7.3(b) are satisfied, in tandem with all or part of any Option granted under the Plan ("Tandem SARs"). In the case of a Non-statutory Stock Option, Tandem SARs may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Tandem SARs may be granted only at the time of the grant of the Incentive Stock Option.

          (b)   Grant Requirements.    A Stock Appreciation Right may only be granted if it does not provide for the deferral of compensation within the meaning of Section 409A of the Code. A Stock Appreciation Right does not provide for a deferral of compensation if: (i) the Strike Price may never be less than the Fair Market Value per share of Common Stock on the Date of Grant, (ii) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the Strike Price and the Fair Market Value per share of Common Stock on the date the Stock Appreciation Right is exercised, (iii) the number of shares of Common Stock subject to the Stock Appreciation Right is fixed on the Date of Grant of the Stock Appreciation Right, and (iv) the Stock Appreciation Right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

          (c)   Exercise and Payment.    Upon delivery to the Administrator of a written request to exercise a Stock Appreciation Right, the holder of such Stock Appreciation Right will be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of exercise, of one share of Common Stock over the Strike Price per share specified in such Stock Appreciation Right or its related Option; multiplied by (ii) the number of shares for which such Stock Appreciation Right is exercised. Payment with respect to the exercise of a Stock Appreciation Right will be paid on the date of exercise and made in shares of Common Stock valued at Fair Market Value on the date of exercise. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash, or a combination thereof, as determined by the Administrator in its sole discretion.

          (d)   Strike Price.    The Administrator shall determine the Strike Price of a Free Standing SAR, which may not be less than 100% of the Fair Market Value per share of Common Stock on the Date of Grant of such Stock Appreciation Right. The Strike Price of a Tandem SAR granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto will be the Exercise Price of the related Option. A Tandem SAR will be transferable only upon the same terms and conditions as the related Option, and will be exercisable only to the same extent as the related Option; provided, however, that a Tandem SAR, by its terms, will be exercisable only when the Fair Market Value per share of Common Stock subject to the Tandem SAR and related Option exceeds the Strike Price per share thereof.

          (e)   Reduction in the Underlying Option Shares.    Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option will be exercisable will be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Tandem SAR is exercisable will be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

          (f)    Written Request.    Unless otherwise determined by the Administrator in its sole discretion, Stock Appreciation Rights will be settled in the form of Common Stock. If permitted in the Award Agreement, a Participant may request that any exercise of a Stock Appreciation Right be settled for cash, but a Participant will not have any right to demand a cash settlement. A request for a cash settlement may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the Administrator disapproves such written request, such written request will be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

          (g)   Disapproval by Administrator.    If the Administrator disapproves in whole or in part any request by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval will not affect such Participant's right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right will be otherwise exercisable, or to request a cash form of payment at a later date, provided that a request to receive cash upon such later exercise will be subject to the approval of the Administrator. Additionally, such disapproval will not affect such Participant's right to exercise any related Option.

          (h)   Restrictions on Transfer.    Stock Appreciation Rights and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

8.     Covenants of the Company.

        8.1    Availability of Shares.    During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

        8.2    Securities Law Compliance.    Each Award Agreement will provide that no shares of Common Stock may be purchased or sold thereunder unless and until any then applicable requirements of state, federal or applicable foreign laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.     Use of Proceeds from Stock.

        Proceeds from the sale of Common Stock pursuant to Awards will constitute general funds of the Company.

10.   Miscellaneous.

        10.1    Stockholder Rights.    Except as provided in Section 11.1 hereof or as otherwise provided in an Award Agreement, no Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until the Participant has satisfied all requirements for exercise, payment, or delivery of the Award, as applicable, pursuant to its terms, and no adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions of other rights for which the record date is prior to the date of issue of a Common Stock certificate.

        10.2    No Employment or Other Service Rights.    Nothing in the Plan or any instrument executed or Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and for or without Misconduct, (b) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (c) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        10.3    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (a) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        10.4    Withholding Obligations.    To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock or (d) by execution of a recourse promissory note by a Participant. Notwithstanding the foregoing, during any period for which the Company has any class of its securities listed on a national securities exchange in the United States, has securities registered under Section 12 of the Exchange Act, is required to file reports under Section 13(a) or 15(d) of the Exchange Act, or has a registration statement pending under the Securities Act, payment of the tax withholding with a promissory note or other transaction by a Participant that involves or may involve a Prohibited Personal Loan is prohibited with respect to any Award. Unless otherwise provided in the terms of an Option Agreement, payment of the tax withholding by a Participant who is an Officer, Director, or other Insider by delivering previously owned and unencumbered shares of Common Stock or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. The Administrator shall document any such pre-approval in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Award involved in the transaction.

        10.5    Right of Repurchase.    Each Award Agreement may provide that, following a termination of the Participant's Continuous Service, the Company may repurchase the Participant's unvested Common Stock acquired under the Plan as provided in this Section (the "Right of Repurchase"). The Right of Repurchase for unvested Common Stock will be exercisable at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock (if an Award is granted solely in consideration of past services without payment of any additional consideration, the unvested Common Stock will be forfeited without any repurchase). The Award Agreement may specify the period following a termination of the Participant's Continuous Service during which the Right of Repurchase may be exercised.

        10.6    Acceleration of Exercisability and Vesting.    The Administrator has the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

11.   Adjustments upon Changes in Stock.

        11.1    Capitalization Adjustments.    If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then the Administrator shall proportionately adjust (a) the aggregate number of shares of Common Stock or class of shares that may be purchased pursuant to Awards granted hereunder; (b) the aggregate number of shares of Common Stock or class of shares that may be purchased pursuant to Incentive Stock Options granted hereunder; (c) the number and/or class of shares of Common Stock covered by outstanding Options and Awards; (d) the maximum number of shares of Common Stock with respect to which Options may be granted to any single Optionholder during any calendar year; and (e) the Exercise Price of any Option in effect prior to such change to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of such Common Stock resulting from such transaction; provided, however, that any fractional shares resulting from the adjustment may be eliminated by a cash payment. The Administrator shall make such adjustments in a manner that will provide an appropriate adjustment that neither increases nor decreases the value of such Award as in effect immediately prior to such corporate change, and its determination will be final, binding and conclusive. The conversion of any securities of the Company that are by their terms convertible will not be treated as a transaction "without receipt of consideration" by the Company.

        11.2    Dissolution or Liquidation.    In the event of a dissolution or liquidation of the Company, then, subject to Section 11.3, all outstanding Awards will terminate immediately prior to such event.

        11.3    Change in Control—Asset Sale, Merger, Consolidation or Reverse Merger.    In the event of a Change in Control, a dissolution or liquidation of the Company, an exchange of shares, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale, in one or a series of related transactions, of all or substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (a) the continuation of outstanding Awards by the Company (if the Company is the Surviving Entity); (b) the assumption of the Plan and such outstanding Awards by the Surviving Entity or its parent; (c) the substitution by the Surviving Entity or its parent of Awards with substantially the same terms (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section) for such outstanding Awards and, if appropriate, subject to the equitable adjustment provisions of Section 11.1 hereof; (d) the cancellation of such outstanding Awards in consideration for a payment (in the form of stock or cash) equal in value to the Fair Market Value of vested Awards, or in the case of an Option, the difference between the Fair Market Value and the Exercise Price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Option; or (e) the cancellation of such outstanding Awards without payment of any consideration. If such Awards would be canceled without consideration for vested Awards, the Participant will have the right, exercisable during the later of the 10-day period ending on the fifth day prior to such merger or consolidation or 10 days after the Administrator provides the Award holder a notice of cancellation, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the Option Agreement.

12.   Amendment of the Plan and Awards.

        12.1    Amendment of Plan.    The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11.1 relating to adjustments upon changes in Common Stock, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or any securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

        12.2    Stockholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        12.3    Contemplated Amendments.    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and to bring the Plan and Awards granted hereunder into compliance therewith. Notwithstanding the foregoing, neither the Board nor the Company nor any Affiliate will have any liability to any Participant or any other Person as to (a) any tax consequences expected, but not realized, by a Participant or any other person due to the receipt, exercise, or settlement of any Award granted hereunder; or (b) the failure of any Award to comply with Section 409A of the Code.

        12.4    No Impairment of Rights.    No amendment of the Plan may impair rights under any Award granted before such amendment unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. For the avoidance of doubt, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the Exercise Price, is not an impairment of the Participant's rights that requires consent of the Participant.

        12.5    Amendment of Awards.    The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not effect any amendment that would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. For the avoidance of doubt, the cancellation of a vested Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock underlying the Option and the aggregate Exercise Price, will not be an impairment of the Participant's rights that requires consent of the Participant; provided further, that without stockholder approval, except as otherwise permitted under Section 11 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash; and (iii) the Committee may not take any other action that is considered a "repricing" for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

13.   General Provisions.

        13.1    Other Compensation Arrangements.    Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        13.2    Recapitalizations.    Each Award Agreement will contain provisions required to reflect the provisions of Section 11.1.

        13.3    Delivery.    Upon exercise of a right granted pursuant to an Award under the Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of the Plan, 30 days will be considered a reasonable period.

        13.4    Other Provisions.    The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with the Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

        13.5    Cancellation and Rescission of Awards for Detrimental Activity.

          (a)   Upon exercise, payment, or delivery pursuant to an Award, the Administrator may require a Participant to certify in a manner acceptable to the Company that the Participant has not engaged in any Detrimental Activity.

          (b)   Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant engages in any Detrimental Activity.

          (c)   In the event a Participant engages in Detrimental Activity after any exercise, payment or delivery pursuant to an Award, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such exercise, payment or delivery may be rescinded within one year thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company. The Company will be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

14.   Market Stand-Off.

        Each Option Agreement and Award Agreement will provide that, in connection with any underwritten public offering by the Company of its equity securities, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off"). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Common Stock acquired under the Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities that are by reason of such transaction distributed with respect to any shares of Common Stock subject to the Market Stand-Off, or into which such shares of Common Stock thereby become convertible, will immediately be subject to the Market Stand-Off.

15.   Effective Date of Plan.

        The Plan is effective as of April 7, 2009, the date on which the Board adopted the Plan (the "Effective Date"). No Award granted on or after the Effective Date may be exercised (or, in the case of a stock Award, may be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted by the Board.

16.   Termination or Suspension of the Plan.

        The Plan will terminate automatically on the day before the 10th anniversary of the Effective Date. No Award may be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 12.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.   Choice of Law.

        The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state's conflict of law rules.

18.   Limitation on Liability.

        The Company and any Affiliate that is in existence or that hereinafter comes into existence will have no liability to any Participant or any other person as to (a) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by counsel to the Company necessary to the lawful issuance and sale of any shares hereunder; (b) any tax consequences expected, but not realized, by a Participant or any other person due to the receipt, exercise, or settlement of any Award granted hereunder; (c) the failure of any Award that is determined to constitute "nonqualified deferred compensation" to comply with Section 409A of the Code and the regulations thereunder.

19.   Execution.

        To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

[Signature page follows]

        IN WITNESS WHEREOF, upon authorization of the Board, the undersigned has executed the True Religion Apparel, Inc. 2009 Equity Incentive Plan, effective as of the Effective Date, on the date opposite his or her signature.

TRUE RELIGION APPAREL, INC.
Dated: April 8, 2009	By:	/s/ PETE COLLINS Pete Collins Chief Financial Officer

ANNUAL MEETING OF STOCKHOLDERS
OF
TRUE RELIGION APPAREL, INC.

May 20, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, proxy statement and proxy card

are available at http://www.truereligionbrandjeans.com/proxy.

Please sign, date and mail

your proxy card in the

envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS LISTED BELOW
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN
BLUE OR BLACK INK AS SHOWN HERE ☒

1.  To elect directors to hold office until the 2010 annual meeting of stockholders or until their successors are elected.

NOMINEES:
☐ FOR ALL NOMINEES LISTED	☐ Jeffrey Lubell
☐ Marcello Bottoli
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Joseph Coulombe
☐ G. Louis Graziadio, III
☐ FOR ALL EXCEPT (see instructions below)	☐ Robert L. Harris, II
☐ Mark S. Maron

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold, as shown here:  ☒

2.	To approve our 2009 Equity Incentive Plan.	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.	☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies and each of them, may lawfully do by virtue hereof.  With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF (A) NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 20, 2009, (B) THE ACCOMPANYING PROXY STATEMENT AND (C) THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008.

THIS PROXY WILL BE VOTED AS SPECIFIED, OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE SIX NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED ABOVE AND FOR PROPOSALS 2 AND 3.  IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Signature of Stockholder	Date	Signature of Stockholder	Date

Note:                   Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving fully title as such.  If signer is a partnership, please sign in partnership name by authorized person.

FORM OF PROXY CARD

TRUE RELIGION APPAREL, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 20, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned herby appoints Peter F. Collins and Michael F. Buckley, or either of them, each with full power of substitution, as proxies of the undersigned to attend the Annual Meeting of Stockholders of True Religion Apparel, Inc. to be held on Wednesday, May 20, 2009 at 10:00 a.m. local time, and at any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated on the reverse side.

(Continued and to be signed on the reverse side.)